MARKETOCRACY FUNDS

MASTERS 100 FUND
December 31, 2001


SEMI-ANNUAL REPORT



Dear Shareholders,

As most would agree, last year proved to be very disappointing for many equity investors. Despite signs of recovery late in the year, the major market averages all declined for the second consecutive year in 2001. Few areas were unscathed, as nine of the eleven S&P 500 sectors declined. Only companies in the interest rate-sensitive Consumer Cyclicals and Basic Materials sectors managed gains for the year, due in part to an aggressive Federal Reserve Board.

Companies continued to experience declining revenues and lackluster profits during Q4. Thousands of employees lost their jobs as a result of layoffs, which subsequently contributed to lower consumer confidence. In November and December, much anticipated holiday retail sales fell short of expectations and only the housing market, which has benefited from declining interest rates, demonstrated ongoing strength.

Technology Plus Fund Ranked #1*

Nevertheless, despite a generally disappointing year for equities, the Technology Plus Fund returned nearly 28% in Q4 2001 and was named the top performing technology fund for 2001 by Bloomberg.* For the year, the Technology Plus Fund posted a loss of 4.04%. For the same period, the Dow Jones Industrial Average Index fell 5.42%, while the NASDAQ lost 20.80%. The Fund's performance during the quarter was due to a combination of short and long positions in a variety of technology-related stocks.

Masters 100 Fund Off To A Positive Start

Also during the quarter, Marketocracy Funds launched its newest series, The Masters 100 Fund. Having commenced operations on November 5th, the Fund finished the year with just over $2 million in net assets. As you may already know, the Masters 100 Fund leverages a unique research tool: a vast network of individuals with firsthand industry experience who have demonstrated their stock-picking abilities on the web site www.marketocracy.com. This platform is based on the principle that the people who work in a given industry know more about their industry than do the Wall Street analysts. However, because stock prices are determined by the people with the most capital to invest, it is the opinions of those on Wall Street that set market prices, even though others have better industry insights.

Of course, firsthand industry experience alone is not necessarily enough to make someone a good investor. What we really want is the subset of people with firsthand experience who have also demonstrated they are capable of making good investment decisions. Until now it has been difficult to tell who among this group with firsthand industry experience is making good investment decisions, simply because no one kept score. Now, with this powerful research tool, investment ideas from the best of these stock pickers are tapped for the Masters 100 Fund. This tool gives all of the Marketocracy Funds access to unique and unbiased investment ideas researched by thousands of individuals who have demonstrated to us their stock picking skills and allows us to continuously seek out companies that are performing well, regardless of sector, and avoid those that are on the decline. The Masters 100 Fund is the first of our series to fully utilize this research tool; The resulting diversity of investments in the portfolio is one of the best ways we know of to attempt to provide some downside protection in uncertain market environments. We look forward to sharing the fund's Q1 performance data with you in just a few months.

Medical Specialists Earns A Fifth Star

We are also proud to inform you that during Q4 the Medical Specialist Fund earned a five-star rating** from Morningstar! The Fund has also been featured in a number of recent newpaper and magazine articles.

For those investors who have not had a chance to visit the Marketocracy Funds web site, you may find us on the internet at funds.marketocracy.com. You will find on the site a variety of interesting information about our fund family, including monthly updates of top holdings and other portfolio data. While visiting, you may also subscribe free of charge to the funds' nightly NAV email updates. Please let us know about your comments or suggestions regarding the web site.

The Glass Looks Half-Full

Looking ahead, we see reasons for optimism. Over the next several quarters, we anticipate a gradual restoration of investor confidence; Lower interest rates should have a positive effect on the overall economy and improve the environment for stocks as well. Typically, within six to nine months after the beginning of an easing cycle, stock prices enter a period of positive momentum and move steadily higher. Historically speaking, there has never been a period of more than two back-to-back negative annual returns in the equity market, and we have no reason to think that 2002 will create the exception. In our view the prospect of economic and earnings recoveries should drive stock prices higher.

Thank you for investing in the Marketocracy Funds. We look forward to communicating with you again next quarter.

Sincerely,

/s/ Kendrick Kam
----------------
Kendrick Kam
President & Trustee,
Marketocracy Funds

* As reported by Bloomberg. Rankings and performance based on total return for the year period ending 12/31/01 for the technology sector, a category comprised of 340 funds.
** Morningstar Overall Rating(TM) among 54 Specialty-Health funds for the 3-year period ended 12/31/01. Morningstar Overall Ratings are derived from a weighted average of the fund's 3-, 5-, and 10-year (as applicable) ratings, which are calculated by subtracting the 90-day Treasury Bill return from the fund's return for these same time periods, and then adjusting excess return for risk. Ratings are subject to change every month. The top 10% of the funds in a category receive 5 stars, the next
     22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the last 10% 1 star.

                                                                MASTERS 100 FUND

PERFORMANCE
SUMMARY
                                        Cummulative Return
As of December 31, 2001                 Since Inception(1)
--------------------------------------------------------------------------------

MASTERS 100 FUND                                4.30%

Market Indices

DJIA(2)                                         6.54%

S&P 500(3)                                      4.36%

NASDAQ(4)                                       8.80%


(1)  The Masters 100 Fund inception date is 11/05/01.
(2) Dow Jones Industrial Average is a price-weighted avearge of 30 blue-chip stocks.
(3) Standard & Poors 500 index is compromised of 500 selected common stocks most of which are listed on the NYSE.
(4) NASDAQ Composite Index is a board-based capitalization-weighted index of all NASDAQ (National Market & Small Cap) stocks.

The Above indices are unmanaged and cannot be invested in directly.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The Fund can invest in small and medium sized companies, which are often more volitile and less liquid than large, more established companies and therefore could increase the volatility of the Fund's portfolio. Additonally, The m 100 group, upon which the Masters 100 Fund's portfolio manager relies in managing the Fund, is comprised of individuals who may not be investment professionals. Please read the prospectus carefully before investing. TO OBTAIN A PROSPECTUS, CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING FEES AND EXPENSES, PLEASE CALL US AT 888-884-8482.

RAFFERTY CAPITAL MARKETS LLC, WHITE PLAINS, NEW YORK, SERVES AS THE FUND'S UNDERWRITER AND DISTRIBUTOR OF SHARES.

INTERESTED IN RECEIVING YOUR MARKETOCRACY FUND'S NAV EACH WEEKDAY AFTERNOON? IT'S CONVENIENT, IT'S EASY! VISIT FUNDS.MARKETOCRACY.COM AND CLICK ON THE "PRICE UPDATE" TAB FOR YOUR FUND. THEN, JUST ENTER AN EMAIL ADDRESS AND WE'LL DO THE REST!

PERFORMANCE & PORTFOLIO DISCUSSION

The newest of the Marketocracy Funds, the Masters 100 Fund commenced operations on November 5th, 2001. At year-end, the Fund posted a gained 4.30% since inception. During the same period, the Dow Jones Industrial Average Index rose 6.54%, the S&P 500 Index gained 4.36% and the NASDAQ climbed 8.80%.

The Masters 100 Fund launched with nearly $1 million of initial capital and held a significant cash position for a good part of the month. By mid-December, as the Fund became more fully invested in equities, cash and cash equivalents fell to just over 11% of total net assets. The Fund finished the year with just over $2 million in net assets.

At year-end, the Fund was diversified in over 780 stocks across a wide range of industries. The largest allocations were 9.2% to Retail, 6.5% to Pharmaceuticals, 5.7% to Medical and Healthcare related stocks, and 3.6% to Financial Services. Among the largest positions were Intel, at 0.8%, Bradley Pharmaceuticals, at 0.7%, Wal-mart, at just over 0.5% and Sun Microsystems, also at just over 0.5%.

As the Fund gradually became more invested in equities during the quarter, we also maintained a large position in S&P 500 Depository Receipts. Accounting for 4.5% of net assets at year-end, the "Spiders" were used in the Fund as both a cash equivalent, due to their relative liquidity, and as a proxy for the S&P 500 index. Over time, we expect this concentration to diminish, however the S&P 500 Depository Receipts are a good interim investment when deploying new fund assets.

The Masters 100 Fund was created to leverage the firsthand style of investing in a wide range of industries. In our view, the diversification achieved by applying the firsthand style to multiple sectors within a single fund can potentially provide some downside protection against under-performing the broad market. While the Fund has only been in operation for a short time, we are pleased and encouraged by its results thus far.

We look forward to reporting on the Fund's first full quarter in just a few months from now.


Ken Kam
Portfolio Manager
Masters 100 Fund

                                                                MASTERS 100 FUND

FUND HOLDINGS BY SECTOR*


Aerospace                                        0.3%
Air Transportation                               1.1%
Apparel                                          0.8%
Automobile Parts / Accessories                   1.6%
Basic Materials                                  0.3%
Biological Products                              2.7%
Biotechnology                                    3.5%
Business Products / Services                     1.4%
Chemicals & Minerals                             1.1%
Commercial Goods                                 0.3%
Communications Equipment                         1.9%
Computer Equipment                               1.2%
Computer Integrated Systems                      2.0%
Computer Programming                             1.4%
Computers                                        1.2%
Construction / Building                          1.6%
Data Processing                                  0.7%
Defense Products / Systems                       0.4%
Diversified                                      0.9%
Electronics                                      2.0%
Energy                                           1.1%
Entertainment                                    1.5%
Financial                                        3.6%
Food & Beverages                                 1.5%
Footwear / Leather Goods                         0.6%
Games / Toys                                     0.5%
Grocery Stores                                   0.2%
Healthcare Services                              2.3%
Household Items                                  0.5%
Industrial Equipment                             1.0%
Insurance                                        0.4%
Internet Services                                0.9%
Machinery                                        1.0%
Manufacturing                                    1.3%
Media                                            0.4%
Medical                                          3.4%
Medical Supplies                                 1.2%
Miscellaneous                                    0.7%
Paper Products                                   0.6%
Petroleum And Energy                             0.9%
Pharmaceuticals                                  6.5%
Real Estate Investment Trusts (Reits)            0.8%
Restaurants                                      1.0%
Retail                                           9.2%
Schools                                          0.2%
Semiconductors                                   5.5%
Software                                         5.6%
Telecommunications                               4.1%
Transportation Services                          1.2%
Unit Investment Trusts                           4.5%
Cash Equivalents                                11.4%
                                               --------
Total                                          100.0%

* Based on a percentage of net assets as of December 31, 2001 (cash number net of payables)


MASTERS 100 FUND

FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2001 (UNAUDITED)

Portfolio of Investments

Statement of Assets & Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Financial Notes


                                                                MASTERS 100 FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                  Shares                 Value
--------------------------------------------------------------------------------
COMMON STOCKS - 88.6%                                                 $1,881,985
--------------------------------------------------------------------------------
(Cost $1,814,705)

AEROSPACE - 0.3%                                                           6,647
                                                                    ------------
Advanced Technical Products, Inc.*                50                         870
Ducommun, Inc.*                                  100                       1,110
Lockheed Martin Corp.                            100                       4,667

AIR TRANSPORTATION - 1.1%                                                 23,008
                                                                    ------------
Alaska Air Group, Inc.*                           50                       1,455
AMR Corp.*                                        50                       1,109
Atlas Air WorldWide Holdings, Inc.*              100                       1,465
CHC Helicopter Corp.*                            200                       2,232
Continental Airlines *                            50                       1,311
Delta AirLines, Inc.                             100                       2,926
Frontier Airlines, Inc.*                         100                       1,700
Mesa Air Group, Inc.*                            150                       1,128
Mesaba Holdings, Inc.*                           300                       2,136
Northwest Airlines Corp.*                        100                       1,570
Ryanair Holdings plc - ADR *                     100                       3,205
Southwest Airlines Co.                           150                       2,772

APPAREL - 0.8%                                                            17,472
                                                                    ------------
Perry Ellis International, Inc.*                 200                       1,900
Jones Apparel Group, Inc.*                       250                       8,293
OshKosh B' Gosh, Inc.                            100                       4,194
Phillips-Van Heusen Corp.                        200                       2,180
Superior Uniform Group, Inc.                     100                         905

AUTOMOBILE PARTS / ACCESSORIES - 1.6%                                     33,151
                                                                    ------------
Aftermarket Technology Corp.*                    100                       1,620
ArvinMeritor, Inc.                               100                       1,964
AutoZone, Inc.*                                   50                       3,590
Delphi Automotive Systems Corp.                  100                       1,366
Ford Motor Co.                                   200                       3,144
General Motors                                   100                       1,545
Genuine Parts Co.                                 50                       1,835
Harley Davidson, Inc.                            100                       5,431
Magna International, Inc.                        100                       6,347
Superior Industries International, Inc.           50                       2,013
The Pep Boys - Manny, Moe & Jack                 100                       1,715
United Auto Group, Inc.*                         100                       2,581

BASIC MATERIALS - 0.3%                                                     5,311
                                                                    ------------
Ballard Power Systems, Inc.*                      50                       1,479
Chicago Rivet & Machine Co.                       50                       1,125
Sherwin-Williams Co.                              50                       1,375
WD-40 Co.                                         50                       1,333

BIOLOGICAL PRODUCTS - 2.7%                                                58,056
                                                                    ------------
Abgenix, Inc.*                                   100                       3,364
Amgen, Inc.*                                     150                       8,466
Aviron, Inc.*                                    100                       4,973
Biopure Corp.*                                    50                         711
BioSource International, Inc.*                   100                         830
Cell Genesys, Inc.*                              300                       6,972
Curis, Inc.                                      300                       1,683
Enzon, Inc. *                                     50                       2,814
Genta, Inc. *                                    200                       2,846
Gilead Sciences, Inc.*                           100                       6,572
IDEC Pharmaceuticals Corp. *                      50                       3,447
Immunex Corp. *                                  150                       4,157
Invitrogen Corp.*                                 50                       3,097
MedImmune, Inc.*                                  50                       2,318
Onyx Pharmaceuticals, Inc.*                      200                       1,024
Organogenesis, Inc.*                             400                       1,920
Protein Design Labs, Inc.*                        50                       1,640
Vical, Inc. *                                    100                       1,224

BIOTECHNOLOGY - 3.5%                                                      74,911
                                                                    ------------
Alexion Pharmaceuticals, Inc. *                   50                       1,222
Alkermes, Inc. *                                 100                       2,636
BioReliance Corp.*                                50                       1,427
Celgene Corp.*                                    50                       1,596
Cephalon, Inc.*                                   50                       3,779
Collateral Therapeutics, Inc.*                   150                         939
Cubist Pharmaceuticals, Inc.*                     50                       1,798
CV Theraputics, Inc.*                             50                       2,601
Gene Logic, Inc.*                                150                       2,826
Generex Biotechnology Corp.*                     100                         655
Genome Theraputics Corp.*                        100                         681
Geron Corp. *                                    200                       1,740
Human Genome Sciences, Inc.*                     150                       5,058
ICON - plc.- ADR*                                 50                       1,491
ICOS Corp.*                                       50                       2,872
ILEX Oncology, Inc.*                              50                       1,352
ImClone Systems, Inc.*                           150                       6,969
ImmunoGen, Inc.*                                 100                       1,658
Incyte Genomics, Inc.*                           150                       2,916
Lexicon Genetics, Inc.*                          100                       1,154
Maxygen, Inc.*                                    50                         879
Medarex, Inc.*                                    50                         898
Millennium Pharmaceuticals, Inc.*                250                       6,128
Myriad Genetics, Inc. *                          100                       5,264
Nastech Pharmaceutical Company, Inc.*            200                       3,100
NeoPharm, Inc.*                                   50                       1,253
NPS Pharmaceuticals, Inc*                        100                       3,830
Pharmaceutical Product Development, In            50                       1,616
Pharmacopeia, Inc.*                              100                       1,389
Quintiles Transnational Corp.*                    50                         803
Regeneration Technologies, Inc. *                100                       1,019
Rigel Pharmaceuticals, Inc. *                    150                         698
Sequenom, Inc.*                                  250                       2,668

BUSINESS PRODUCTS / SERVICES - 1.4%                                       29,758
                                                                    ------------
Aaron Rents, Inc.                                 50                         815
Accenture, Ltd.*                                  50                       1,346
AmeriPath, Inc.*                                  50                       1,613
AutoNation, Inc.*                                100                       1,233
CDI Corp.*                                        50                         950
Cornell Companies, Inc.*                          50                         883
DoubleClick, Inc.*                               100                       1,134
John H. Harland Co.                               50                       1,105
Lafarge North America, Inc.                       50                       1,879
New England Business Service, Inc.               100                       1,915
Newport Corp.                                     50                         964
On Assignment, Inc.*                              50                       1,149
PDI, Inc.*                                       100                       2,232
Right Management Consultants, Inc.*               50                         865
Ryder System, Inc.                                50                       1,108
Standard Register Co.                             50                         927
Strategic Diagnostics, Inc.*                     150                       1,065
Teledyne Technologies, Inc.*                      50                         815
Tetra Tech, Inc.*                                 63                       1,244
The Keith Companies, Inc.*                       100                       1,018
The Wackenhut Corp.*                             150                       3,720
Valassis Communications, Inc.*                    50                       1,781

CHEMICALS & MINERALS - 1.1%                                               23,712
                                                                    ------------
Albany Molecular Research, Inc.*                  50                       1,325
Alcoa, Inc.                                      100                       3,555
Alliance Resource Partners L.P.                   50                       1,355
Barrick Gold Corp.*                               53                         845
Bio-Technology General Corp.*                    100                         823
ChemFirst, Inc.*                                  50                       1,199
Harmony Gold Mining Co.*                         150                         977
Headwaters Technology*                           100                       1,146
Inco, Ltd.*                                      100                       1,694
MAXXAM, Inc.*                                     50                         875
NBTY, Inc.*                                      100                       1,170
Nova Chemicals Corp.                             100                       1,927
Stillwater Mining Co.                            100                       1,850
TETRA Technologies, Inc.*                         50                       1,048
Westmoreland Coal Co.*                            50                         680
WMC, Ltd. - ADR*                                  50                         975
Wolverine Tube, Inc.*                            200                       2,270

COMMERCIAL GOODS - 0.3%                                                    6,471
                                                                    ------------
Abatix Corp.*                                    200                         996
American Locker Group, Inc.*                     100                       1,700
Consolidated Graphics, Inc.*                     100                       1,925
Sappi, Ltd. - ADR*                               100                       1,025
Standard Commercial Corp.                         50                         825

COMMUNICATIONS EQUIPMENT - 1.9%                                           39,944
                                                                    ------------
Applied Signal Technology, Inc.*                 100                         845
ClearOne Communications, Inc.*                    50                         834
Digital Lightwave, Inc.                          100                         938
Harmonic, Inc.*                                  350                       4,207
Lifeline Systems, Inc.*                          100                       2,393
Lightbridge, Inc.*                               100                       1,215
Motorola, Inc.                                   300                       4,506
Nokia Oyj - ADR                                  350                       8,586
Powerwave Technologies, Inc.*                    200                       3,456
QUALCOMM, Inc.*                                  100                       5,050
Rockwell Collins, Inc.                            50                         975
Scientific-Atlanta, Inc.                          50                       1,197
Telefonaktiebolaget L.M. Ericsson              1,100                       5,742

COMPUTER EQUIPMENT - 1.2%                                                 26,232
                                                                    ------------
3Com Corp.*                                      500                       3,190
Adaptec, Inc.*                                   250                       3,625
Advanced Digital Information Corp.*               50                         802
Cisco Systems, Inc.*                             450                       8,150
Emulex Corp.*                                     50                       1,976
Insight Enterprises, Inc.*                        50                       1,230
Precis, Inc.*                                    100                       1,220
Riverstone Networks, Inc.*                        50                         830
Xerox Corp.*                                     500                       5,210

COMPUTER INTEGRATED SYSTEMS - 2.0%                                        41,875
                                                                    ------------
ATI Technologies, Inc.*                          100                       1,270
BEA Systems, Inc.*                                50                         770
Computer Sciences Corp.*                          50                       2,449
Converse Technology, Inc.*                        50                         890
Digital River, Inc.*                             100                       1,592
Electronic Data Systems Corp.                    100                       6,855
Elite Information Group, Inc.*                   200                       2,480
F5 Networks, Inc.*                               300                       6,462
Identix, Inc.*                                   200                       2,918
Inktomi Corp.*                                   100                         671
Integral Systems, Inc.*                          100                       1,925
Netopia, Inc.*                                   600                       3,330
Netscout Systems, Inc.*                          100                         791
NYFIX, Inc.*                                      50                       1,001
Optimal Robotics Corp.*                          100                       3,545
Priceline.Com, Inc.*                             400                       2,328
Sonus Networks, Inc.*                            250                       1,155
Visionics Corp.*                                 100                       1,443

COMPUTER PROGRAMMING - 1.4%                                               29,537
                                                                    ------------
American Management Systems, Inc.*                50                         904
Dynamics Research Corp.*                         100                       1,795
EMC Corp.*                                       300                       4,032
Electronics for Imaging, Inc.*                    50                       1,116
Entrust, Inc.*                                   200                       2,038
Juniper Networks, Inc.*                          150                       2,843
Keynote Systems, Inc.*                           200                       1,870
Network Appliance, Inc.                          150                       3,281
PCTEL, Inc.*                                     100                         971
PEC Solutions, Inc.*                             100                       3,761
SanDisk Corp.*                                   200                       2,880
Satyam Computer Services Ltd.*                   100                       1,098
Storage Technology Corp.*                         50                       1,034
webMethods, Inc.*                                 50                         838
Tier Technologies, Inc.*                          50                       1,078

COMPUTERS - 1.2%                                                          26,276
                                                                    ------------
Apple Computer, Inc.*                            150                       3,285
Compaq Computer Corp.                            100                         976
Dell Computer Corp.*                             200                       5,436
Gateway, Inc.*                                   300                       2,412
Hewlett Packard Company*                          50                       1,027
NICE Systems Ltd. - ADR*                          50                         816
Sun Microsystems, Inc.*                          900                      11,070
Unisys Corp.*                                    100                       1,254

CONSTRUCTION / BUILDING 1.6%                                              34,924
                                                                    ------------
Building Material Holding Corp.*                 100                       1,085
Centex Construction Products, Inc.                50                       1,603
Coachmen Industries, Inc.                        100                       1,200
D.R. Horton, Inc.                                100                       3,246
Dominion Homes, Inc.*                            100                       1,560
Home Depot, Inc.                                  50                       2,551
Lowe's Companies, Inc.                           100                       4,641
William Lyon Homes*                              100                       1,525
Meritage Corp.*                                   50                       2,565
Monaco Coach Corp.*                              100                       2,187
Newmark Homes Corp.*                             100                       1,444
Standard Pacific Corp.                           100                       2,432
Thor Industries, Inc.                             50                       1,853
Toll Brothers, Inc.*                              50                       2,195
United States Gypsum Co.*                        200                       1,144
Winnebago Industries, Inc.                       100                       3,694

DATA PROCESSING - 0.7%                                                    14,731
                                                                    ------------
Acxiom Corp.*                                    100                       1,747
IMS Health, Inc.                                 100                       1,951
SunGard Data Systems, Inc.*                       50                       1,447
Ticketmaster*                                    100                       1,639
VeriSign, Inc.*                                  100                       3,804
Verity, Inc.*                                    100                       2,025
WebMD Corp.*                                     300                       2,118

DEFENSE PRODUCTS / SYSTEMS - 0.4%                                         7,642
                                                                    ------------
DRS Technologies, Inc.*                          100                       3,565
ESCO Technologies, Inc.*                          50                       1,725
Raytheon Co.                                      50                       1,624
SBS Technologies, Inc.*                           50                        729

DIVERSIFIED - 0.9%                                                        20,057
                                                                    ------------
Brascan Corp.                                    100                       1,806
Cendant Corp.*                                   250                       4,903
GenCorp, Inc.                                    100                       1,411
General Electric Co.                              50                       2,004
PerkinElmer, Inc.                                 50                       1,751
Phillip Morris Co, Inc.                           50                       2,293
Tyco International Ltd.                          100                       5,890

ELECTRONICS - 2.0%                                                        42,901
                                                                    ------------
American Power Conversion Corp.*                 200                       2,892
American Technical Ceramics Corp.*               200                       2,056
Applied Films Corp.*                              50                       1,563
Celestica, Inc.*                                 100                       4,039
Ceradyne, Inc.*                                  100                       1,127
Dycom Industries, Inc.*                          200                       3,342
Electro Scientific Industries, Inc.*              50                       1,501
KEMET Corp.*                                     200                       3,550
Kopin Corp.*                                     100                       1,400
Merix Corp.*                                      50                         863
Methode Electronics, Inc.                        100                         800
Microsemi Corp.*                                  50                       1,485
Nam Tai Electronics, Inc.                         50                         829
Nu Horizons Electronics Corp.                    150                       1,542
Park Electrochemical Corp.                        50                       1,320
REMEC, Inc.*                                     100                         999
SL Industries, Inc.                              100                         585
Sage, Inc.*                                       50                       1,854
Sanmina-SCI Corp.*                                50                         995
Scientific Games Corp.*                          200                       1,750
Solectron Corp.*                                 100                       1,128
Technitrol, Inc.                                  50                       1,381
Titan Corp.*                                      93                       2,320
Vishay Intertechnology, Inc.*                    100                       1,950
Zoran Corp.*                                      50                       1,632

ENERGY - 1.1%                                                             22,106
                                                                    ------------
AES Corp.*                                       100                       1,635
Calpine Corp.*                                   200                       3,358
Duke Energy Corp.                                 50                       1,963
FuelCell Energy, Inc.*                           100                       1,814
Gulf Indonesia Resources, Ltd.*                  100                         900
Halliburton Co.                                   50                         655
Helmerich & Payne, Inc.                          100                       3,338
Imperial Oil, Ltd.                                50                       1,394
Mirant Corp.*                                     50                         801
Patterson-UTI Energy, Inc.*                      100                       2,331
PG&E Corp.                                       100                       1,924
Quicksilver Resources, Inc.*                      50                         953
Southwestern Energy Co.                          100                       1,040

ENTERTAINMENT - 1.5%                                                      31,852
                                                                    ------------
Alliance Gaming Corp.*                           150                       4,409
Blockbuster, Inc.                                 50                       1,260
Churchill Downs, Inc.                             50                       1,849
CNET Networks, Inc.*                             200                       1,794
Handleman Co.*                                   200                       2,970
Isle of Capri Casinos, Inc.*                     200                       2,676
Movie Gallery, Inc.*                             150                       3,654
MTR Gaming Group, Inc.*                          200                       3,200
Penn National Gaming, Inc.*                      100                       3,034
Royal Caribbean Cruises, Ltd.                    200                       3,240
Singing Machine Co., Inc.*                        50                       1,133
Walt Disney Co.                                   50                       1,036
Zomax, Inc*                                      200                       1,598

FINANCIAL - 3.6%                                                          76,932
                                                                    ------------
Abigail Adams National Bancorp, Inc.             100                       1,695
Acacia Reserarch Corp.*                           55                         609
Actrade Financial Technologies, Ltd.*            200                       5,890
American Business Financial Services, In         100                       1,816
American Express Co.                              50                       1,785
American Home Mortgage Holdings , Inc.           100                       1,210
Americredit Corp.*                               100                       3,155
Annaly Mortgage Management, Inc.                 100                       1,600
Banknorth Group, Inc.                            100                       2,252
Cardinal Financial Corp.*                        150                         957
Centennial Bancorp                               100                         738
Charles Schwab Corp.                             100                       1,547
Charter One Financial, Inc.                       50                       1,358
Citigroup, Inc.                                  150                       7,572
Citizens Banking Corp.                            50                       1,644
E*Trade Group, Inc.*                             100                       1,025
Espirito Santo Financial Group SA                 50                         876
First Financial Corp.                             50                       1,575
Flagstar Bancorp, Inc.                           100                       2,013
Glacier Bancorp, Inc.                            100                       2,082
HCB Bankshares, Inc.                             100                       1,261
Hibernia Corp.                                    50                         890
Knight Trading Group, Inc.*                      100                       1,102
Landmark Bancorp, Inc.                            52                       1,061
Main Street Bancorp, Inc.                         50                         781
Maxcor Financial Group, Inc.*                     50                         269
Metris Co.                                       100                       2,571
Nara Bancorp, Inc.*                               50                         763
Net.Bank, Inc.*                                  400                       4,192
Northeast Pennsylvania Financial Corp.            50                         845
Pointe Financial Corp.                           100                       1,130
SEI Investments Co.                              100                       4,511
Sovereign Bancorp, Inc.                          100                       1,224
Sterling Bancshares, Inc.                        100                       1,252
SWS Group, Inc.                                  100                       2,545
U.S. Bancorp                                     100                       2,093
Unibancorp Uniao de lancos Brasile ros S          50                       1,115
Wachovia Corp.                                   100                       3,136
Washington Mutual, Inc.                          100                       3,270
WebMethods, Inc.*                                100                       1,525

FOOD & BEVERAGES - 1.5%                                                   30,849
                                                                    ------------
Anheuser-Busch Companies, Inc.                    50                       2,261
Archer-Daniels-Midland Co.                        50                         718
Boston Beer Company, Inc.*                       100                       1,715
Cadbury Schweppes plc -ADR*                       50                       1,286
Campbell Soup Co.                                 50                       1,494
Central European Distribution Corp.*             200                       2,476
Constellation Brands, Inc*                        50                       2,143
Dole Food Company, Inc.                          100                       2,683
Dreyer's Grand Ice Cream, Inc.                    50                       1,926
Hain Celestial Group, Inc.*                       50                       1,373
LVMH Moet Hennessy Louis Vuitton - AD            100                         824
Pepsi Bottling Group, Inc.                       100                       2,350
PepsiCo, Inc.                                     50                       2,435
Sara Lee Corp.                                    50                       1,112
Smithfield Foods, Inc.*                           50                       1,102
Suprema Specialties, Inc.*                       100                         690
Tootsie Roll Industries, Inc.                     50                       1,954
Tyson Foods, Inc.                                200                       2,310

FOOTWEAR / LEATHER GOODS - 0.6%                                           13,403
                                                                    ------------
Kenneth Cole Productions, Inc.*                  200                       3,540
Steven Madden, Ltd.*                             100                       1,407
Skechers U.S.A., Inc.*                           100                       1,462
Tandy Brands Accessories, Inc.*                  200                       1,432
Timberland Co.*                                  150                       5,562

GAMES / TOYS - 0.5%                                                       11,244
                                                                    ------------
4Kids Entertainment, Inc.*                        50                       1,002
Action Performance Co., Inc.*                    100                       3,061
Hasbro, Inc.                                      50                         812
JAKKS Pacific, Inc.*                             200                       3,790
Mattel, Inc.                                     150                       2,580

GROCERY STORES - 0.2%                                                      4,734
                                                                    ------------
Great Atlantic & Pacific Co., Inc.               100                       2,378
Supervalue, Inc.                                  50                       1,106
United Natural Foods, Inc.*                       50                       1,250

HEALTHCARE SERVICES - 2.3%                                                49,759
                                                                    ------------
AmSurg Corp.*                                     50                       1,359
Apria Healthcare Group, Inc.*                     50                       1,250
Beverly Enterprises*                             200                       1,720
BioTransplant, Inc.*                             200                       1,770
Coventry Health Care, Inc.*                       50                         998
CryoLife, Inc.*                                   50                       1,500
Davita, Inc.*                                     50                       1,223
Dynacq International, Inc.*                       50                       1,114
Given Imaging Ltd.*                              200                       3,572
Lincare Holdings, Inc.*                           50                       1,433
Manor Care, Inc.*                                 50                       1,186
Matria Healthcare, Inc.*                          50                       1,732
MIM Corp.*                                       100                       1,780
Nabi*                                            200                       2,064
National Home Healthcare Corp.*                  100                       1,245
Omnicare, Inc.*                                  100                       2,488
Option Care, Inc.*                                50                         978
Oxford Health Plans, Inc.*                        50                       1,507
PacifiCare Health Systems, Inc.*                 100                       1,600
Prime Medical Services, Inc.*                    400                       1,936
QuadraMed Corp.*                                 200                       1,690
Quest Diagnostics, Inc.*                          50                       3,586
RightChoice Managed Care, Inc.*                   50                       3,500
Sunrise Assisted Living, Inc.*                    50                       1,456
UnitedHealth Group, Inc.*                        100                       7,077

HOUSEHOLD ITEMS - 0.5%                                                    11,234
                                                                    ------------
Chromcraft Revington, Inc.*                      100                       1,078
Dal-Tile International, Inc.*                    100                       2,325
Flexsteel Industries, Inc.                       100                       1,125
International Flavors & Fragrances                50                       1,486
La-Z-Boy, Inc.                                   100                       2,182
Leggett & Platt, Inc.                             50                       1,150
Salton, Inc.*                                    100                       1,888

INDUSTRIAL EQUIPMENT - 1.0%                                               21,521
                                                                    ------------
Agilent Technologies, Inc.*                       50                       1,426
Credence Systems Corp.*                           50                         929
Fossil, Inc.*                                    300                       6,300
Johnson Controls, Inc.                            50                       4,038
Keithley Instruments, Inc.                       100                       1,690
LTX Corp.*                                        50                       1,047
Measurement Specialties, Inc.*                   200                       1,882
MKS Instruments, Inc.*                           100                       2,703
Teradyne, Inc.*                                   50                       1,507

INSURANCE - 0.4%                                                           8,901
                                                                    ------------
Argonaut Group, Inc.                              50                         979
Commerce Group, Inc.                              50                       1,885
Cotton States Life Insurance Co.                 100                         960
Pre-Paid Legal Services, Inc.*                   100                       2,190
Scottish Annuity & Life Holdings, Ltd.            50                         968
Standard Management Corp.*                       150                         903
Trenwick Group, Ltd.                             100                       1,017

INTERNET SERVICES - 0.9%                                                  19,292
                                                                    ------------
AOL-Time Warner, Inc.*                           100                       3,210
Direct Focus, Inc.*                              100                       3,120
Earthlink, Inc.*                                 200                       2,434
FreeMarkets, Inc.*                               200                       4,794
Radware,Ltd.*                                    100                       1,299
Yahoo!, Inc.*                                    250                       4,435

MACHINERY - 1.0%                                                          20,637
                                                                    ------------
Actuant Corp.                                     50                       1,680
Applied Materials, Inc.*                         100                       4,010
ASM International, N.V.*                         100                       1,951
Asyst Technologies, Inc.*                        100                       1,276
CompX International, Inc.                        100                       1,297
Cymer, Inc.*                                      50                       1,337
JLG Industries, Inc.*                            100                       1,065
Kulicke and Soffa Industries, Inc.*               50                         858
Lam Research Corp.*                               50                       1,161
Pall Corp.                                        50                       1,203
Peerless Manufacturing Co.                        50                         903
PRI Automation, Inc.*                            100                       2,045
A.O. Smith Corp.                                  50                         975
Terex Corp.*                                      50                         877

MANUFACTURING - 1.3%                                                      27,435
                                                                    ------------
AAON, Inc.*                                      100                       2,447
AK Steel Holding Corp.                           100                       1,138
Cascade Corp.                                    100                       1,201
Corning, Inc.                                    200                       1,784
Deswell Industries, Inc.                         100                       1,901
DuPont Photomasks, Inc.*                          50                       2,173
Flowserve Corp.*                                  50                       1,331
Gillette Co.                                     100                       3,340
Gorman-Rupp Co.                                   50                       1,343
Littlefuse, Inc.*                                 50                       1,312
Lone Star Technologies, Inc.*                     50                         880
Mity Enterprises, Inc.*                          200                       1,650
Mobile Mini, Inc.*                                50                       1,956
Northwest Pipe Co.*                              100                       1,635
Taylor Devices, Inc.*                            200                       1,500
Texas Industries, Inc.                            50                       1,845

MEDIA - 0.4%                                                               8,287
                                                                    ------------
New York Times Co.                                50                       2,163
Pegasus Communications Corp.*                    100                       1,041
Sirius Satellite Radio, Inc.*                    150                       1,745
Westwood One, Inc.*                               50                       1,503
XM Satellite Radio Holdings*                     100                       1,836

MEDICAL - 3.4%                                                            71,553
                                                                    ------------
Abiomed, Inc.*                                    50                         791
Affymetrix, Inc.*                                200                       7,550
Applied Biosystems Group                         200                       5,338
Becton, Dickinson and Company                     50                       1,658
Bio-Logic Systems, Corp.*                        300                       1,965
Boston Scientific Corp.*                          50                       1,206
Bruker Daltonics, Inc.*                           50                         818
Celera Genomics Group - Applera Corp.*           100                       3,927
Chiron Corp.*                                    100                       4,384
CRYO-CELL International, Inc.*                   150                         735
Cyberonics, Inc.*                                100                       2,653
Genzyme Corporation*                             100                         800
Genzyme Molecular Oncology*                      100                       5,986
Guidant Corp.*                                   150                       7,470
Hyseq, Inc.*                                     100                         772
IGEN International, Inc.*                         50                       2,005
INAMED Corp.*                                     50                       1,504
Inhale Theraputic Systems, Inc.*                 100                       1,855
Intuitive Surgical, Inc.*                        150                       1,505
Medtronic, Inc.                                   50                       2,561
Neogen Corp.*                                     50                         905
NeoRx Corp.*                                     200                       1,154
Novametrix Medical Systems, Inc.*                150                       1,200
Novoste Corp.*                                   100                         874
O.I. Corp.*                                      100                         650
QLT, Inc.*                                       150                       3,812
Serologicals Corp.*                               50                       1,075
Thermo Electron Corp.*                            50                       1,193
VISX, Inc.*                                      100                       1,325
Waters Corp.*                                     50                       1,938
Zoll Medical Corp.*                               50                       1,947

MEDICAL SUPPLIES - 1.2%                                                   24,916
                                                                    ------------
American Science and Engineering, Inc.*          100                       2,025
Bio-Vascular, Inc.*                              200                       1,568
Biolase Technology, Inc.*                        200                       1,138
Biomet, Inc.                                     100                       3,090
Hologic, Inc.*                                   200                       1,858
Integra LifeSciences Holdings*                    50                       1,317
InVision Technologies, Inc.*                     100                       2,979
OrthoLogic Corp.*                                300                       1,467
PSS World Medical, Inc.*                         100                         816
Regeneron Pharmaceuticals, Inc.*                  50                       1,408
ResMed, Inc.*                                     50                       2,696
Steris Corp.*                                     50                         914
Theragenics Corp.*                               200                       1,972
Viasys Healthcare, Inc.*                           7                         142
Zimmer Holdings, Inc.*                            50                       1,527

MISCELLANEOUS - 0.7%                                                      13,957
                                                                    ------------
Consolidated Water Co., Ltd.                     100                       1,134
Genesee & Wyoming, Inc.*                          50                       1,633
Hilton Hotels Corp.                              200                       2,184
Kansas City Southern Industries, Inc.*           100                       1,413
Luxottica Group S.p.A.*                          100                       1,648
Service Corp. International*                     150                         749
Sola International, Inc.*                        100                       1,940
Steinway Musical Instruments, Inc.*              100                       1,661
Waste Management, Inc.                            50                       1,596

PAPER PRODUCTS - 0.6%                                                     12,612
                                                                    ------------
Aracruz Celulose S.A.*                            50                         909
Domtar, Inc.                                     100                       1,008
International Paper Co.                          100                       4,035
Jefferson Smurfit Group plc -ADR*                 50                       1,125
Rexam plc - ADR*                                 150                       3,938
Smurfit-Stone Container Corp.*                   100                       1,597

PETROLEUM AND ENERGY - 0.9%                                               19,770
                                                                    ------------
Dynegy, Inc.                                     100                       2,550
Exxon Mobile Corp.                                50                       1,965
Global Power Equipment, Inc.*                    100                       1,505
Holly Corp.                                       50                         963
Kinder Morgan Energy Partners, L.P.               50                       1,891
Piedmont Natural Gas Company, Inc.                50                       1,790
Pure Resources, Inc.*                             50                       1,005
Seitel, Inc.*                                    100                       1,360
TransCanada PipeLines, Ltd.                      100                       1,251
World Fuel Services Corp.                        300                       5,490

PHARMACEUTICALS - 6.5%                                                   138,231
                                                                    ------------
Abbott Laboratories                               50                       2,788
AEterna Laboratories, Inc.*                      200                       1,198
Allos Theraputics, Inc.*                         200                       1,388
Alpharma, Inc.                                   100                       2,645
American Home Products Corp.                      50                       3,068
Amylin Pharmaceuticals, Inc.*                    100                         914
ArQule, Inc.*                                    400                       6,800
Biogen, Inc. *                                   100                       5,735
Biovail Corp.*                                    50                       2,813
Bradley Pharmaceuticals, Inc.*                   750                      15,563
Bristol-Myers Squibb Co.                          50                       2,550
Cell Pathways, Inc.*                             200                       1,392
Chattem, Inc.                                     50                         961
Connetics Corp.*                                 100                       1,190
Cygnus, Inc.*                                    200                       1,050
Dr. Reddy's Laboratories Ltd. - ADR*              50                         948
Elan Corp - ADR*                                  50                       2,253
Eli Lilly and Co.                                 50                       3,927
First Horizon Pharmaceutical Corp.*               50                       1,470
Forest Laboratories, Inc.*                        50                       4,098
Genentech, Inc.*                                 150                       8,138
GlaxoSmithKline plc - ADR                         50                       2,491
Guilford Pharmaceuticals, Inc.*                  100                       1,200
Hi-Tech Pharmacal Co., Inc,*                      50                         593
Hollis-Eden Pharmaceuticals, Inc.*               100                       1,014
Isis Pharmaceuticals, Inc.*                      200                       4,438
IVAX Corp.                                        50                       1,007
Johnson & Johnson                                150                       8,865
Ligand Pharmaceuticals, Inc.*                    200                       3,580
McKesson Corp.                                    50                       1,870
Merck & Co, Inc.                                 100                       5,880
MGI Pharma, Inc.*                                 50                         764
Mylan Laboratories, Inc.                          50                       1,875
Novogen Ltd. - ADR*                              200                       1,610
Penwest Pharmaceuticals Co.*                      50                       1,003
Pfizer, Inc.                                     150                       5,978
Pharmacia Corp.                                   50                       2,133
Pharmacyclics, Inc.*                              50                         497
PolyMedica Corp.*                                 50                         830
Schering - Plough Corp.                          100                       3,581
Scios, Inc.*                                     150                       3,566
Sepracor, Inc.*                                   50                       2,853
Shire Pharmaceuticals Group plc -ADR*             50                       1,830
Teva Pharmaceutical Industries Ltd. - AD          50                       3,082
Titan Pharmaceuticals, Inc.*                     100                         981
Transkaryotic Therapies, Inc.*                    50                       2,140
Vertex Pharmaceuticals, Inc. *                   150                       3,689

REAL ESTATE INVESTMENT TRUSTS (REITs) 0.8%                                17,296
                                                                    ------------
Associated Estates Realty                        100                         918
BRT Realty Trust                                 100                       1,201
Capitol Automotive REIT                           50                         995
Developers Diversified Realty Corp.               50                         955
Duke Realty Corp.                                 50                       1,217
Host Marriott Corp.*                             100                         900
Koger Equity, Inc.                               100                       1,630
Meristar                                         100                       1,420
National Golf Properties, Inc.                   300                       2,661
Price Legacy Corp.                               100                       1,500
Shuggard Storage Centers, Inc.                    50                       1,600
Sovran Self Storage, Inc.                         50                       1,558
Taubman Centers, Inc.                             50                         743

RESTAURANTS - 1.0%                                                        21,249
                                                                    ------------
Bob Evans Farms, Inc.                             50                       1,229
Brinker International, Inc.*                      50                       1,488
Checkers Drive - In Restaurants, Inc.*           150                         920
CKE Restaurants, Inc.*                           150                       1,358
Jack in the Box Inc. *                            50                       1,377
Krispy Kreme Doughnuts, Inc.*                    100                       4,420
McDonald's Corporation                           100                       2,647
Outback Steakhouse, Inc.*                         50                       1,713
Rare Hospitality International, Inc.*             50                       1,127
Ruby Tuesday, Inc.                                50                       1,032
Ryans Family Steak House                          50                       1,083
Starbucks Corp.*                                 150                       2,858

RETAIL - 9.2%                                                            195,698
                                                                    ------------
Abercrombie & Fitch Co.*                         200                       5,306
Amazon.Com, Inc. *                               600                       6,492
American Eagle Outfitters, Inc.*                 100                       2,617
AnnTaylor Stores Corp.*                          100                       3,500
Barnes & Noble, Inc.*                            100                       2,960
Bed Bath & Beyond, Inc.*                         150                       5,085
Best Buy Co, Inc.*                               100                       7,448
Blair Corp.                                       50                       1,130
Borders Group, Inc.*                             100                       1,984
Chico"s FAS, Inc.*                               100                       3,970
Childrens Retail Stores, Inc.                     50                       1,358
Christopher & Banks Corp. *                      100                       3,425
Circuit City Stores                              150                       3,893
Claire's Stores, Inc.                            100                       1,510
Cole National Corp. *                            100                       1,655
CVS CORP                                          50                       1,480
Deb Shops, Inc.                                   50                       1,213
Delia's Corp.*                                   200                       1,240
Dillard's, Inc.*                                 300                       4,800
Dollar General Corp.                              50                         745
Duckwall-ALCO Stores, Inc.*                      200                       1,980
eBay, Inc.*                                      100                       6,690
Family Dollar Stores, Inc.                       100                       2,998
Gadzooks, Inc.*                                  100                       1,374
Gart Sports Company*                             100                       2,100
Haverty Furniture Co, Inc.                       100                       1,655
Intimate Brands, Inc.                            100                       1,486
J. Jill Group, Inc.*                             100                       2,153
J.C.Penney Co., Inc.                             200                       5,380
Kmart Corp.*                                     400                       2,184
Lands' End, Inc.                                 100                       5,016
May Department Stores Co.                        100                       3,698
Men's Wearhouse, Inc.*                           150                       3,098
Michaels Stores, Inc.*                           100                       3,295
Nordstrom, Inc                                   200                       4,046
Office Depot, Inc.*                              200                       3,708
Pacific Sunwear of California, Inc.*             100                       2,042
Petsmart, Inc.*                                  300                       2,952
REX Stores Corp.*                                100                       2,802
Rite Aid Corp.*                                  300                       1,518
Ross Stores, Inc.                                 50                       1,604
S & K Famous Brands, Inc.*                       100                         902
Saks, Inc.*                                      100                         934
Sears, Roebuck and Co.                           100                       4,764
Sharper Image Corp.*                             300                       3,525
Shoe Carnival, Inc.*                             100                       1,387
ShopKo Stores, Inc.                              300                       2,850
Sport Chalet, Inc.*                              200                       1,900
Staples, Inc. *                                  300                       5,610
Supergen, Inc.*                                  100                       1,432
Target Corp.                                     250                      10,263
The Finish Line, Inc.*                           100                       1,529
The Gap, Inc.                                    150                       2,091
The Gymboree Corp.*                              100                       1,193
The Limited Ltd.*                                100                       1,472
The Sports Authority, Inc.*                      100                         570
Tiffany & Co.                                    100                       3,147
TJX Co., Inc.                                    100                       3,986
Toys "R" Us, Inc.*                               200                       4,148
Tuesday Morning Corp.*                            50                         905
Tweeter Home Entertainment Group, Inc.            50                       1,450
Wal-Mart Stores, Inc.                            200                      11,510
Wet Seal, Inc.*                                  100                       2,355
Zale Corp.*                                      100                       4,188

SCHOOLS - 0.2%                                                             5,166
                                                                    ------------
Ambassadors International, Inc.*                  50                       1,050
ARGY*                                            100                       1,200
Education Management Corp.*                       50                       1,813
Sylvan Learning Systems, Inc.*                    50                       1,104

SEMICONDUCTORS - 5.5%                                                    116,263
                                                                    ------------
Advanced Micro Devices, Inc.*                    600                       9,516
Aeroflex, Inc.*                                   50                         947
Alpha Industries, Inc.*                           50                       1,090
Altera Corp.*                                     50                       1,061
Amtel Corp.*                                     600                       4,422
Anadigics, Inc.*                                  50                         763
Analog Devices, Inc.*                             50                       2,220
Applied Micro Circuits Corp.*                    200                       2,264
ATMI, Inc.*                                       50                       1,193
Avanex Corp. *                                   100                         590
Broadcom Corp. *                                  50                       2,044
Conexant Systems, Inc.*                           50                         718
Cree, Inc.*                                      100                       2,946
Cypress Semiconducter Corp.*                      50                         997
Dialog Semiconductor plc - ADR*                  150                       1,043
Energy Conversion Devices, Inc.*                  50                         949
ESS Technology, Inc. *                           100                       2,126
Fairchild Semiconductor Corp.*                    50                       1,410
Genesis Microchip, Inc.*                         100                       6,612
GlobespanVirata, Inc. *                          102                       1,321
Intel Corp.                                      550                      17,298
International Rectifier Corp.*                    50                       1,744
JDS Uniphase Corp.*                              650                       5,642
Lattice Semiconducter Corp.*                      50                       1,029
LSI Logic Corp.*                                 100                       1,578
Maxim Integrated Products, Inc.*                  50                       2,626
Microchip Technology, Inc.*                       50                       1,937
Micron Technology, Inc.*                         100                       3,100
National Semiconducter Corp.*                    100                       3,079
NVIDIA Corp. *                                   100                       6,690
Oak Technology, Inc.*                            100                       1,375
Pericom Semiconducter Corp.*                      50                         725
Photronics, Inc.*                                 50                       1,568
Pixelworks, Inc.*                                 50                         803
PLX Technology, Inc.*                            100                       1,261
PMC-Sierra, Inc. *                                50                       1,063
Power Integrations, Inc.*                         50                       1,142
QLogic Corp. *                                    50                       2,226
RF Micro Devices, Inc.*                           50                         962
Silicon Storage Technology, Inc.*                400                       3,856
Texas Instruments, Inc.                          200                       5,600
Three - Five Systems, Inc. *                      50                         796
Trident Microsystems, Inc.*                      200                       1,530
TriQuint Semiconductor, Inc.*                    100                       1,226
White Electronic Designs Corp.*                  200                       1,230
Xilinx, Inc.*                                     50                       1,953

SOFTWARE - 5.6%                                                          118,341
                                                                    ------------
Acclaim Entertainment, Inc.*                     100                         530
Activision, Inc.*                                100                       2,601
Adobe Systems, Inc.                              100                       3,105
American Tower Corp.*                            600                       3,696
Avant Corp.*                                     200                       4,098
BMC Software, Inc.*                               50                         819
Borland Software Corp.*                          400                       6,264
Brocade Communications Systems, Inc.*            200                       6,624
Catapult Communications Corp. *                  100                       2,606
Check Point Software Technologies Ltd.*          150                       5,984
Citrix Systems, Inc.*                            100                       2,266
Cognos, Inc.*                                    100                       2,500
Computer Associates International, Inc.           50                       1,725
Dendrite International, Inc.*                    100                       1,403
Documentum, Inc.*                                 50                       1,086
FileNet Corp.*                                   100                       2,029
Hyperion Solutions Corp. *                        50                         993
I2 Technologies, Inc.*                           200                       1,580
Infogrames, Inc. *                               150                       1,064
Informatica Corp.*                               100                       1,451
Internet Security Systems, Inc.*                 100                       3,206
Manhattan Associates, Inc.*                       50                       1,458
Manugistics Group, Inc.*                         100                       2,108
Micromuse, Inc. *                                100                       1,500
Microsoft Corp.*                                 100                       6,625
NCO Group, Inc.                                  100                       2,290
Netegrity Inc.*                                  100                       1,936
Network Associates, Inc.*                        250                       6,463
OpenTV Corp.*                                    100                         827
Oracle Corp.*                                    500                       6,905
Parametric Technology Corp.*                     100                         781
Quovadx, Inc.*                                   200                       1,830
Rational Software Corp.*                         100                       1,950
Red Hat, Inc. *                                1,000                       7,100
S1 Corp.*                                        100                       1,618
Saba Software, Inc.*                             150                         783
Secure Computing Corp.*                          200                       4,110
SERENA Software, Inc.*                            50                       1,087
Siebel Systems, Inc.*                             50                       1,399
Stellent, Inc.*                                   50                       1,478
Symantec Corp.*                                   50                       3,317
VERITAS Software Corp.*                           50                       2,242
Vignette Corp.*                                  200                       1,074
Vitria Technology, Inc.*                         600                       3,834

TELECOMMUNICATIONS - 4.1%                                                 85,925
                                                                    ------------
ADC Telecommunications, Inc.*                    250                       1,150
Allegiance Telecom, Inc.*                        100                         829
AT&T Corp.                                       300                       5,442
AT&T Wireless Services, Inc.*                    500                       7,185
Atlantic Tele-Network, Inc.                      100                       1,415
Avaya, Inc.*                                     100                       1,215
China Mobile Ltd.*                               100                       1,748
CIENA Corp.*                                     100                       1,431
Comverse Technology, Inc.*                        50                       1,119
Deutsche Telekom AG - ADR                         50                         845
ECI Telecom Ltd.*                                200                       1,074
ECTEL Ltd.                                        50                         866
IDT Corp - Class B *                             100                       1,661
IDT Corp.*                                       200                       3,902
Inter-Tel, Inc.                                  150                       2,883
Level 3 Communications, Inc.*                    300                       1,500
Lucent Technologies, Inc.*                     1,100                       6,919
Metro One Telecommunications, Inc.*               50                       1,513
Millicom International Cellular S.A.*            100                       1,215
Nextel Communications, Inc.*                     200                       2,192
Nortel Networks Corp.*                           700                       5,250
OpenTV Corp.*                                    100                       2,605
Polycom, Inc.*                                    50                       1,704
Research In Motion Ltd.*                          50                       1,186
Royal KPN NV - ADR                               300                       1,518
SBC Communications, Inc.                         100                       3,917
Sycamore Networks, Inc.*                         300                       1,608
Tellabs, Inc.*                                   250                       3,740
Terayon Communication Systems, Inc.*             700                       5,790
Verizon Communications, Inc.                      50                       2,373
WorldCom, Inc.-WorldCom Group*                   400                       5,632
Zarlink Semiconducter, Inc.*                     400                       4,500

TRANSPORTATION SERVICES - 1.2%                                            25,434
                                                                    ------------
A.C.L.N., Ltd.*                                  600                       5,562
Air T, Inc.                                      200                         960
Airborne Freight Corp.                           100                       1,483
B & H Ocean Carriers, Ltd.*                      600                       3,720
FedEx Corp.*                                      50                       2,594
Kirby Corp.*                                      50                       1,378
Maritrans, Inc.                                  100                       1,197
Nordic American Tanker Shipping, Ltd.            100                       1,385
Roadway Corp.                                    100                       3,670
Teekay Shipping Corp.                            100                       3,485

UNIT INVESTMENT TRUSTS - 4.5%                                             94,782
                                                                    ------------
Ishares DJ U.S. Internet Sector*                 100                       1,452
NASDAQ 100 Trust*                                 50                       1,946
S&P 500 Depository Receipt*                      800                      91,384

CASH EQUIVALENTS - 11.4%                                                 243,149
(Cost $243,149)                                                     ------------
   First American Treasury Obligations Fund    9,011                       9,011

   Firstar Demand Note, 1.68%                                            234,138

TOTAL INVESTMENT SECURITIES - 100.0%                                   2,125,134
(Cost $2,057,854)

   Liabilities in excess of other assets - 0.0%                            (483)
                                                                    ------------
NET ASSETS                                       100.0%               $2,124,651
                                                                    ============

*    Non-income producing

ADR- American Depository Receipts


See accompanying notes to the financial statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

ASSETS
Investment securities:
     At acquisition cost                                            $ 2,057,854
                                                                    ============
     At market value (Note 1)                                       $ 2,125,134
Interest and dividends receivable                                         1,361
Receivable for portfolio investments sold                                11,800
Receivable for capital shares sold                                       50,000
                                                                    ------------
       TOTAL ASSETS                                                   2,188,295
                                                                    ------------

LIABILITIES
Payable for portfolio investments purchased                              60,546
Accrued expenses and other liabilities                                    3,098
                                                                    ------------
       TOTAL LIABILITIES                                                 63,644
                                                                    ------------

NET ASSETS                                                          $ 2,124,651
                                                                    ------------

Net assets consist of:
Paid in capital                                                     $ 2,052,514
Accumulated net realized gain from security transactions                  4,857
Net unrealized appreciation of investments                               67,280
                                                                    ------------
Net assets                                                          $ 2,124,651
                                                                    ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           203,777
                                                                    ============

Net asset value, offering price and redemption
   price per share (Note 1)                                             $ 10.43
                                                                    ============


See accompanying notes to the financial statements.


STATEMENT OF OPERATIONS
Six Months Ended December 31, 2001(a) (Unaudited)


INVESTMENT INCOME
     Interest                                                           $ 1,461
     Dividends                                                            1,070
                                                                    ------------
         TOTAL INVESTMENT INCOME                                          2,531
                                                                    ------------

EXPENSES
     Investment advisory fees (Note 4)                                    3,738
     Administrative fees (Note 4)                                         1,121
                                                                    ------------
         TOTAL EXPENSES                                                   4,859
                                                                    ------------

NET INVESTMENT LOSS                                                      (2,328)
                                                                    ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from transactions:                                4,857

     Net change in unrealized appreciation of:
             Investments                                                 67,280
                                                                    ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         72,137
                                                                    ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                             $ 69,809
                                                                    ============

(a) Represents period from commencement of operations, November 5, 2001, through December 31, 2001.

See accompanying notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS
For the Period  Ended  December 31, 2001 (a) (Unaudited)


FROM OPERATIONS:
     Net investment loss                           $ (2,328)
     Net realized gain from
         investments sold                             4,857
     Net change in unrealized appreciation
         on investments                              67,280
                                                  -----------

Net increase in net assets
     resulting from operations                       69,809
                                                  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                           -
     From realized gains                                  -
                                                  -----------
Decrease in net assets from distributions
     to shareholders                                      -
                                                  -----------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                    2,054,842
     Net asset value of shares issued to
           shareholders inreinvestment
           of distributions                               -
     Payments of shares redeemed                          -
                                                  ------------
Net increase in net assets from
     capital share                                 2,054,842
                                                  ------------

TOTAL INCREASE IN NET ASSETS                       2,124,651
                                                  ------------

NET ASSETS:
     Beginning of period                                  -
     End of period                              $ 2,124,651
                                                ============

Capital Share Activity
Shares sold                                         203,777

Shares issued in reinvestment of
     distributions to shareholders                        -

Shares redeemed                                           -

Net increase in shares outstanding                   203,777
                                                  -----------
Shares outstanding, beginning of period                   -
                                                  -----------
Shares outstanding, end of period                   203,777
                                                  ===========


(a) Represents period from commencement of operations, November 5, 2001, through December 31, 2001.


       See accompanying notes to the financial statements.



FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD


                                                                Period
                                                                Ended
                                                            12/31/2001 (a)


Net asset value at beginning of period                          $10.00
                                                               --------

Income from Investment Operations:
     Net investment loss                                         (0.01)
     Net realized and unrealized gain on investments              0.44
                                                               ---------
Total from investment operations                                  0.43
                                                               ---------

Less distributions from:
     Realized gains                                                  -
                                                               ---------
Total distributions                                                  -
                                                               ---------

Net asset value at end of period                                $10.43

Total Return                                                      4.30%(b)
                                                               ===========

Net assets at end of period (millions)                          $ 2.1

Ratio of expenses to average net assets:                          1.95%(c)
Ratio of net investment income to
   average net assets:                                           (0.94)% (c)
Portfolio turnover rate                                             21 %


(a) Represents the period from the commencement of operations (November 5, 2001) through December 31, 2001
(b)  Not annualized
(c)  Annualized

See accompanying notes to the financial statements.

FINANCIAL NOTES

1.   Organization

The Masters 100 Fund (the "Fund") is a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on December 14, 1999. The Masters 100 Fund commenced operations on November 5, 2001. The objective of the Fund is as follows:

The Masters 100 Fund seeks capital appreciation by investing in common stocks of U.S. and foreign companies of any size.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Funds in preparing their financial statements:

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation
Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price, prior to the close of the New York Stock Exchange (NYSE) on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price prior to the close of the NYSE on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures under the general supervision of the Board of Trustees of the Trust.

Share Valuation
The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities (including estimated and accrued expenses), by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, generally are declared and paid at least annually.

Federal Income Taxes
The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year substantially all of its net investment income (earned during the calendar year) and substantially all of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Other
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.   Investment Transactions

The  aggregate   purchases  and  sales  of  securities   (excluding   short-term
investments and short positions) for the six months ended December 31, 2001 are summarized below:

                     Masters 100
                       Fund
Purchases           $2,139,767
Sales               $  332,242

There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                 Masters 100
                                   Fund
                         -------------------
Unrealized appreciation             $130,672
Unrealized depreciation            ($67,397)
Net unrealized appreciation
     on investments                 $63,275
                                           -


At December 31, 2001, the cost of investments for federal income tax purposes, was $2,061,866 for the Masters 100 Fund. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

4.   Investment Advisory and Administration Agreements

Advisory Fees - The investment adviser for The Masters 100 is Marketocracy Capital Management LLC (MCM). For ease, MCM is referred to as the "Adviser". The Fund's investments are managed by the Adviser pursuant to the terms of the Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (3) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from the Fund management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Administration Fees - The Trust has entered into a separate contract with MCM (the "Administrator") wherein the Administrator is responsible for providing administrative and supervisory services to the Fund (the "Administration Agreement"). Under the Administration Agreement, the Administrator oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Administrator also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Administrator is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Administrator has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and nonrecurring expenses.

For the services rendered by the Administrator under the Administration Agreement, the Administrator receives a fee at the annual rate of 0.45% of the Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Administrator has retained U.S. Bancorp Fund Services, LLC (the Transfer Agent) to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Administrator in providing executive, administrative and regulatory services to the Fund. The Administrator (not the Funds) pays the Transfer Agent's fees for these services.


FAST FACTS
MEDICAL SPECIALISTS FUND


Ticker Symbol = MSFQX

TECHONOLOGY PLUS FUND
Ticker Symbol = TPFQX

MASTERS 100 FUND
Ticker Symbol = MOFQX


This report and the financial statemnt s contained in it are provided for the general information of the shareholder of the Marketocracy Funds. This report is not intended for distribution to prospective investors in the Funds. To obtain a prospectus containing more complete information about the Funds, including fees and expenses, please call us at 888-884-8482, or visit funds.marketocracy.com

Please read it carefully before you invest or send money.

INVESTMENT ADVISER
Marketocracy Capital Management. LLC
881 Fremont Street - Suite B2
Los Altos, CA 94024

TRANSFER AGENT/ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll-Free) 1-888-884-8482

DISTRIBUTOR
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530


MARKETOCRACY FUNDS

MEDICAL SPECIALISTS FUND
TECHNOLOGY PLUS FUND

DECEMBER 31, 2001

SEMI-ANNUAL REPORT


Dear Shareholders,

As most would agree, last year proved to be very disappointing for many equity investors. Despite signs of recovery late in the year, the major market averages all declined for the second consecutive year in 2001. Few areas were unscathed, as nine of the eleven S&P 500 sectors declined. Only companies in the interest rate-sensitive Consumer Cyclicals and Basic Materials sectors managed gains for the year, due in part to an aggressive Federal Reserve Board.

Companies continued to experience declining revenues and lackluster profits during Q4. Thousands of employees lost their jobs as a result of layoffs, which subsequently contributed to lower consumer confidence. In November and December, much anticipated holiday retail sales fell short of expectations and only the housing market, which has benefited from declining interest rates, demonstrated ongoing strength.

Technology Plus Fund Ranked #1*

Nevertheless, despite a generally disappointing year for equities, the Technology Plus Fund returned nearly 28% in Q4 2001 and was named the top performing technology fund for 2001 by Bloomberg.* For the year, the Technology Plus Fund posted a loss of 4.04%. For the same period, the Dow Jones Industrial Average Index fell 5.42%, while the NASDAQ lost 20.80%. The Fund's performance during the quarter was due to a combination of short and long positions in a variety of technology-related stocks.

Masters 100 Fund Off To A Positive Start

Also during the quarter, Marketocracy Funds launched its newest series, The Masters 100 Fund. Having commenced operations on November 5th, the Fund finished the year with just over $2 million in net assets. As you may already know, the Masters 100 Fund leverages a unique research tool: a vast network of individuals with firsthand industry experience who have demonstrated their stock-picking abilities on the web site www.marketocracy.com. This platform is based on the principle that the people who work in a given industry know more about their industry than do the Wall Street analysts. However, because stock prices are determined by the people with the most capital to invest, it is the opinions of those on Wall Street that set market prices, even though others have better industry insights.

Of course, firsthand industry experience alone is not necessarily enough to make someone a good investor. What we really want is the subset of people with firsthand experience who have also demonstrated they are capable of making good investment decisions. Until now it has been difficult to tell who among this group with firsthand industry experience is making good investment decisions, simply because no one kept score. Now, with this powerful research tool, investment ideas from the best of these stock pickers are tapped for the Masters 100 Fund. This tool gives all of the Marketocracy Funds access to unique and unbiased investment ideas researched by thousands of individuals who have demonstrated to us their stock picking skills and allows us to continuously seek out companies that are performing well, regardless of sector, and avoid those that are on the decline. The Masters 100 Fund is the first of our series to fully utilize this research tool; The resulting diversity of investments in the portfolio is one of the best ways we know of to attempt to provide some downside protection in uncertain market environments. We look forward to sharing the fund's Q1 performance data with you in just a few months.

Medical Specialists Earns A Fifth Star

We are also proud to inform you that during Q4 the Medical Specialist Fund earned a five-star rating** from Morningstar! The Fund has also been featured in a number of recent newpaper and magazine articles.

For those investors who have not had a chance to visit the Marketocracy Funds web site, you may find us on the internet at funds.marketocracy.com. You will find on the site a variety of interesting information about our fund family, including monthly updates of top holdings and other portfolio data. While visiting, you may also subscribe free of charge to the funds' nightly NAV email updates. Please let us know about your comments or suggestions regarding the web site.

The Glass Looks Half-Full

Looking ahead, we see reasons for optimism. Over the next several quarters, we anticipate a gradual restoration of investor confidence; Lower interest rates should have a positive effect on the overall economy and improve the environment for stocks as well. Typically, within six to nine months after the beginning of an easing cycle, stock prices enter a period of positive momentum and move steadily higher. Historically speaking, there has never been a period of more than two back-to-back negative annual returns in the equity market, and we have no reason to think that 2002 will create the exception. In our view the prospect of economic and earnings recoveries should drive stock prices higher.

Thank you for investing in the Marketocracy Funds. We look forward to communicating with you again next quarter.

Sincerely,

/s/ Kendrick Kam
-----------------
Kendrick Kam
President & Trustee,
Marketocracy Funds

* As reported by Bloomberg. Rankings and performance based on total return for the year period ending 12/31/01 for the technology sector, a category comprised of 340 funds.

** Morningstar Overall Rating(TM) among 54 Specialty-Health funds for the 3-year period ended 12/31/01. Morningstar Overall Ratings are derived from a weighted average of the fund's 3-, 5-, and 10-year (as applicable) ratings, which are calculated by subtracting the 90-day Treasury Bill return from the fund's return for these same time periods, and then adjusting excess return for risk. Ratings are subject to change every month. The top 10% of the funds in a category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the last 10% 1 star.


PERFORMANCE
SUMMARY
                                                        MEDICAL SPECIALISTS FUND


                                        Cummulative Return             AVG Annual Return

As of December 31, 2001                 3mos      YTD     INCEPT(1)    1 Year    3 Years   INCEPT(1)
----------------------------------------------------------------------------------------------------
MEDICAL
SPECIALISTS FUND                        31.18%   -6.34%   36.66       -6.34%     12.25%    8.00%

Market Indices

DJIA(2)                                 13.81%   -5.42%   34.31%      -5.42%      4.59%    7.52%

S&P 500(3)                              10.68%  -11.85%   24.87%     -11.85%     -1.03%    5.61%

NASDAQ(4)                               30.23%  -20.80%   23.54%     -20.80%     -3.58%    5.34%

Russell 1000 (5) Healthcare              1.79%  -12.08%   53.49%     -12.08%      2.18%   11.11%
Russell 2000 (6) Healthcare             12.47%  -11.88%   67.35%     -11.88%     17.42%   13.50%
Russell 3000 (7) Healthcare              2.72%  -11.83%   50.77%     -11.83%      2.89%   10.63%


1 The Medical Specialists Fund inception date is 12/10/97, while a series of Firsthand Funds.
2 Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
3 Standard & Poors 500 index is comprised of 500 selected common stocks most of which are listed on the NYSE
4 NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small Cap) stocks.
5 The Russell 1000 Healthcare Index is comprised of 104 healthcare stocks in the Russell 1000 (large-cap) Index.
6 The Russell 2000 Healthcare Index is comprised of 273 healthcare stocks in the Russell 2000 (small-cap) Index.
7 The Russell 3000 Healthcare Index is comprised of 377 healthcare stocks in the Russell 3000 (large & small cap) Index.

The above indices are unmanaged and cannot be invested in directly.

The performance of the Medical Specialists Fund is being compared to the healthcare components of the Russell 1000, Russell 2000 and Russell 3000 and not the indices themselves, which are unmanaged and cannot be invested in directly. Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The Fund concentrates its investments in the medical/healthcare industry. The Fund is subject to a greater risk because of its concentration of investments in a single industry and within certain segments of the industry. In addition, the Fund may, from time to time, invest a substantial portion of its assets in the securities of smaller-capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the medical industry, such as the risk that the products and services of companies in those industries are subject to rapid obsolescence caused by scientific and technological advances. Please read the prospectus carefully before investing. To obtain a prospectus, containing more complete information about the Fund, including fees and expenses, please call us at 888.884.8482.

The "Relative Performance" chart assumes an initial investment of $10,000 and reinvestment of dividends and capital gains and includes all fund expenses. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Rafferty Capital Markets LLC, White Plains, New York, serves as the Fund's principal underwriter and distributor of shares.

Interested in receiving your Marketocracy Fund's NAV each weekday afternoon? It's convenient, it's easy! Visit funds.marketocracy.com and click on the "price update" tab for your fund. Then, just enter an email address and we'll do the rest!

Performance & Portfolio Discussion

The fourth quarter was a pleasant surprise, again proving to us that the best buying opportunities exist when everyone else is afraid. At the start of the quarter, the outlook was quite bleak. The fallout from the September 11 terrorist attacks had already driven the Dow Jones 30 almost 1,000 points lower in the last two weeks of the third quarter. Pundits predicted that the attack would tip the fragile U.S. economy into full recession. From this base of pessimism, the market staged an impressive rally. All three of the major indexes posted double digit gains in the fourth quarter, with the NASDAQ putting in an impressive gain of 30.23%.

In anticipation of some shareholder redemptions, the Medical Specialists Fund entered the quarter somewhat heavy in cash. When the redemptions did not occur, we were able to put this cash to work, taking advantage of what turned out to be some very good prices in the early part of the quarter. We want to thank everyone who stuck with the Fund through this difficult period. Your decision to stay the course is what made it possible for the Fund to take advantage of the overwhelming fear that was present in the market at the beginning of the quarter. Good investors know that the worst thing you can do in fearful times is allow yourself to get scared out of the market. Although we did not make these investments with the expectation of a quick turnaround, we did not have to wait long for the market to recover. For the quarter, the Fund gained 31.18% to end the year down 6.34%.

[GRAPH]
RELATIVE PERFORMANCE: MFS VS. MARKET INDICES


                                   12/10/97   12/31/97     12/31/98   12/31/99

The Medical Specialists  Fund       10,000     10,120        9,663     14,700

Dow Jones Industrial Average        10,000      9,924       11,723     14,909

Standard & Poor's 500 Stock Index   10,000     10,016       12,878     15,588

NASDAQ                              10,000      9,839       13,795     25,640

The Medical Specialists  Fund       12/31/00    12/31/01

Dow Jones Industrial Average         14,591      13,667

Standard & Poor's 500 Stock Index    14,205      13,431

NASDAQ                               14,168      12,487


Past Performance is no guarantee of future results.

                                                        MEDICAL SPECIALISTS FUND
FUND HOLDINGS BY SECTOR*

[GRAPH]

Biotechnology                  50.9%

Cardiac Devices                17.3%

Cash                            4.3%

Genomics                       19.1%

Health Products
and Services                    8.5%

Other                           0.2%

Pharmaceuticals                 1.0%

* Based on a percentage of net assets as of December 31, 2001 (cash number net of payable)

The Goal: Downside Protection While Preserving Upside Potential

Still, the overriding investment theme for 2001 was downside protection. You will notice that the Fund's portfolio includes a much larger number of holdings than usual. Since the Fund cannot sell stocks short, the best way to attempt to provide downside protection was through increased diversification.

This was accomplished by tapping the healthcare expertise of some of the top-ranked investors tracked by Marketocracy Data Services. We believe these people are the best analytical team in the mutual fund industry because they have two important qualities - firsthand expertise in the healthcare industry and a demonstrated track record of picking the right stocks throughout a very difficult year. With this analytical help, we are able to expand the number of companies the Fund holds without giving up the potential upside appreciation that comes from good fundamental firsthand stock selection.

The best alternative strategy would have been to raise cash. Higher cash levels would have provided some downside protection but would have prevented the Fund from participating fully in the market upturn in the fourth quarter.

Outlook

The companies in our portfolio did a good job of managing their businesses last year. Unfortunately, an increased level of fear in the market prevented the stocks from moving up to reflect the progress of the underlying companies. There is a good deal of progress that is not yet reflected in the stock prices and this creates a unique opportunity to invest in companies without paying the usual high premiums. The market for medical devices and services did not go through a recession last year. Unlike the technology sector, there is no excess healthcare inventory that needs to be worked off before growth can resume. As long as the companies perform well, the stock prices will eventually follow.

Focus: Amgen

This quarter Amgen announced an agreement to acquire Immunex in a transaction valued at $16 billion. Since then, the stock has traded down from the mid sixties to the mid fifties. We think Wall Street has underestimated the potential for both of Amgen's new drugs - Aranesp and Kineret.

New Drugs Will Accelerate Growth in 2002

We think better than expected sales of recently approved Aranesp should provide the catalyst to push Amgen's share price higher. Furthermore, recently approved Kineret has a large unrecognized potential. The market for Aranesp is clearly defined. The drug is a second generation of Epogen, which has already developed a large market. Amgen is poised to take a billion dollars in sales directly away from Johnson & Johnson (JNJ), as Aranesp looks better on all fronts. Aranesp has a less frequent dosng schedule, which alone make the drug more appealing than Procrit (JNJ's 1st generation epogen).

An added bonus is the approval of Kineret, the first drug in a new class of drugs aimed at treating rheumatoid arthritus. Sales visibility for this drug is less clear than for Aranesp. However, Kineret has the potential for significant sales because the current patient profile approved for Kineret is likely to broaden. Currently the drug is approved only for long-term rheumatoid arthritis patients who have failed all other therapy. This will like change as additional supporting data is presented to the FDA. The potential appeal for Kineret is that, when given with Enbrel (Immunex's hugely successful RA drug), the combination could be more effective than either drug is alone. If true, Kineret could be as big as Immunex's Enbrel.

I believe this is the motivation behind Amgen's decision to acquire Immunex. By acquiring Immunex, Amgen gains Enbrel, which could be the key to making Kineret a big success. Although Wall Street has panned the deal because potential competition for Enbrel is on the horizon, no other company would be able to offer the combination therapy of a TNF inhibitor (Enbrel) and a IL-1 antagonist (Kineret). If the combination proves to be more effective than Enbel alone, Amgen should do well against new drugs that compete against Enbrel alone.


Ken Kam
Portfolio Manager
Medical Specialists Fund

PERFORMANCE SUMMARY                                         TECHNOLOGY PLUS FUND


                                        Cummulative Return             AVG Annual Return

As of December 31, 2001                 3mos      YTD     INCEPT(1)    1 Year     INCEPT(1)
----------------------------------------------------------------------------------------------------
TECHNOLOGY
PLUS FUND                               27.78%   -4.04%    -4.04%      -4.04%     4.04%

Market Indices

DJIA(2)                                 13.81%   -5.42%    -5.42%      -5.42%     -5.42%

S&P 500(3)                              10.68%  -11.85%   -11.85%     -11.85%    -11.85%

NASDAQ(4)                               30.23%  -20.80%   -20.80%     -20.80%    -20.80%


(1)  The Technology Plus Fund inception date is 12/29/00.
(2) Dow Jones Industrial average is a price-weighted average of 30 blue-chip stocks.
(3) Standard & Poors 500 index is comprised of 500 selected common stocks most of which are listed on the NYSE.
(4) NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small Cap)stocks.

The above indices are unmanaged and cannot be invested directly.

Returns assume reinvestemnt of dividends and distristibutions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund seeks out technology companies having superior growth potential, as well as over-valued technology stocks that the Fund can sell short. The Fund will be subject to greater than average risks because of its cocentration in technology-related companies generally and with respect to certain types of technology. Some of the special risks inlcude substantial investments in technological research and development that may or may not be successful or potentially rapid obsolescence of products or technology. The Fund may also engage in short-selling and invest in futures and options, and thus may be subject to greater investment risks than mutual funds that do not engage in such strategies. Please read the prospectus carefully before investing. TO OBTAIN A PROSPECTUS, CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING FEES AND EXPENSES, PLEASE CALL US AT 888-884-8482.

The "Relative Performance" chart assumes an initial investement of $10,000 and reinvestment of dividends and capital gains and includes all fund expenses. The returns shown do not reflect the deduction of taxes a shreholder would pay on fund distributions or the redemption of fund shares.

REFFERTY CAPITAL MARKETS LLC, WHITE PLAINS, NEW YORK, SERVES AS THE FUND'S PRINCIPAL UNDERWIRTER AND DISTRIBUTOR OF SHARES.

Interested inreceiving your Marketocracy Fund's NAV each weekday afternoon? It's convenient, its' easy! Visit funds.marketocracy.com and click on the "price update" tab for your fund. Then, just enter an email address and we'll do the rest!

Performance & Portfolio Discussion

The Fund finished the year with a very strong quarter, advancing 27.8%. For the same period, the S&P 500 Index was up 10.3% and the Nasdaq Composite was up 30.1%. For calendar year 2001, the Fund lost 4.0%, versus a loss of 13% for the S&P 500 Index and a loss of 21% for Nasdaq.

The Fund's ability to preserve assets during this tough year for technology stocks was the result of 1) strong performance by many of the stocks we purchased, and 2) the Fund's use of some hedging with cash and short positions (the "Plus" in the name of the Fund). Another benefit of the hedging was reduced volatility -- the Fund's volatility for the year was 28% versus 43% for the Nasdaq.

At year end, the Fund was diversified over ten sectors. The largest allocations were 14.9% to Electronics, 14.3% to Semiconductors, 12.8% to Drugs, and 11.0% to Bio-technology. The five largest stock positions were Bone Care International, Amylin Pharmaceuticals, Affymetrix, Catalyst Semiconductor and Ballard Power Systems.

Looking ahead:

Looking ahead, we see reasons for caution as well as optimism. On the side of caution, the market may resume its decline: 1) if we have another domestic terrorist attack, or 2) if there is an escalation of Middle East tensions, or 3) if most companies fail to solve their earnings problems. On the other hand, a market advance could be fueled by: 1) the realization of the government's economic stimulus, 2) the continuation of the currently low fuel prices, or 3) continued successes in the war on terrorism, or 4) improving corporate sales and earnings.

We prefer to see the latter scenario, but hope to produce excellent returns on our technology investments in either case.


FUND HOLDINGS BY SECTOR* (LONG POSITIONS)

[GRAPH]

Biotechnology                  11.0%

Communications                  9.4%

Computer Programming           10.3%

Computer Storage Systems        9.0%

Drugs                          12.8%

Cash                            8.3%

Semiconductors                 14.3%

Medical                         4.2%

Manufacturing                   4.6%

Energy                          5.5%

Electronics                    14.9%


* Based on a percentage of total assets as of December 31, 2001 (cash number net of payable)

                                                        TECHNOLOGY PLUS FUND

REALTIVE PERFORMANCE: TPF VS. MARKET INDICES

[GRAPH]


                                  12/29/00  3/31/01  6/30/01   9/30/01  12/31/01

The Technology Plus Fund          10,000    8,900    10,530     7,510     9,596

Dow Jones Industrial Average      10,000    9,196    9,815      8,308     9,455

Standard & Poor's 500 Stock Index 10,000    8,817    9,333      7,963     8,813

NASDAQ                            10,000    7,454    8,765      6,083     7,922


               Past performance is no guarantee of future results


Focus Stock: Kronos  (Nasdaq  symbol is KRON)

Kronos is an interesting company that began as a time-clock manufacturer. Now, as the company describes itself: "Kronos Incorporated develops, manufactures and markets frontline labor management systems that improve workforce productivity and the utilization of labor resources by capturing, measuring and delivering time and activities information about employees, including hourly workers, hourly professionals and salaried professionals."

What is attractive to us about Kronos is that over many years they have been able to build revenue and profits in a rapidly-changing environment. Their latest products are built on an ASP (application service provider) model that allows companies to use the Internet to connect to Kronos' computers and application software. The users do not need to install and maintain the software at their own facilities. This model is particularly useful for companies that have many sites.

Kronos stock price more than doubled during 2001. With their strong and proven management team, we think the stock should continue to perform well over the next several years.


Paul McEntire
Portfolio Manager
Technology Plus Fund


MEDICAL SPECIALISTS FUND
TECHNOLOGY PLUS FUND

FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2001 (UNAUDITED)

Portfolios of Investments

Statements of Assets & Liabilities

Statements of Operations

Statements of Changes in Net Assets

Financial Highlights

Financial Notes


                                                        MEDICAL SPECIALISTS FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001



                                                Shares                     Value
--------------------------------------------------------------------------------
COMMON STOCKS - 97.0%                                                $23,630,081
--------------------------------------------------------------------------------
(Cost $27,673,234)

BIOTECHNOLOGY - 50.9%                                                 12,397,325
                                                                     -----------
Abgenix, Inc.*                                  500                       16,820
Acambis - PLC*                                  300                       14,955
Amgen, Inc.*                                 34,800                    1,964,112
Andrx Group*                                    200                       14,082
Biogen, Inc.*                                16,700                      957,745
BioMarin Pharmaceuticals, Inc.*                 800                       10,752
BioReliance Corp.*                              400                       11,412
Biovail Corp.*                                  200                       11,250
Cell Pathways, Inc.*                          1,600                       11,136
Cephalon, Inc.*                                 200                       15,117
Chiron Corp.*                                   300                       13,152
Connetics Corp.*                                900                       10,710
CV Therapeutics, Inc.*                       15,000                      780,300
Elan Corp. - PLC*                               300                       13,518
Enzon, Inc.*                                    200                       11,256
Genentech, Inc.*                                600                       32,550
Gilead Sciences, Inc.*                          400                       26,288
ICOS Corp.*                                     200                       11,488
IDEC Pharmaceuticals Corp.*                     200                       13,786
IGEN International, Inc.*                    56,048                    2,247,525
ImClone Systems, Inc.*                          700                       32,522
Immunex Corp.*                               77,109                    2,136,690
ImmunoGen, Inc.*                                600                        9,948
Inhale Therapeutic Systems, Inc.*               600                       11,130
Interneuron Pharmaceuticals, Inc.*            1,100                       12,199
Isis Pharmaceuticals, Inc.*                   1,700                       37,723
MedImmune, Inc.*                             25,000                    1,158,750
Neose Technologies, Inc.*                    32,790                    1,200,770
Neurocrine Biosciences, Inc.*                   300                       15,393
Protein Design Labs, Inc.*                   12,000                      393,600
Sepracor, Inc.*                              20,000                    1,141,200
Shire Pharmaceuticals Group - PLC*              500                       18,300
SONUS Pharmaceuticals, Inc.*                  1,600                       12,928
Vertex Pharmaceuticals, Inc.*                   600                       14,754
Vical, Inc.*                                  1,100                       13,464

CARDIAC MEDICAL DEVICES - 17.3%                                        4,224,203
                                                                     -----------
Boston Scientific Corp.*                     34,700                      836,964
Cambridge Heart, Inc.*                      222,650                      623,420
Guidant Corp.*                               27,466                    1,367,807
Medtronic, Inc.                              12,600                      645,246
Novoste Corp.*                               85,900                      750,766

GENOMICS - 19.1%                                                       4,663,951
                                                                     -----------
Affymetrix, Inc.*                            39,600                    1,494,900
Applera Corp. - Celera Genomics Gr           31,300                      835,397
Human Genome Sciences, Inc.*                    800                       26,976
Incyte Genomics, Inc.*                       51,040                      992,218
Millennium Pharmaceuticals, Inc.*            53,200                    1,303,932
Myriad Genetics, Inc.*                          200                       10,528


                                                        MEDICAL SPECIALISTS FUND

HEALTHCARE PRODUCTS/SERVICES - 8.5%                                  2,074,322
                                                                   -----------
Albany Molecular Research, Inc.*                500                     13,245
AmerisourceBergen Corp.                         200                     12,710
Caremark Rx, Inc.*                              800                     13,048
D & K Healthcare Resources, Inc.                300                     17,085
Express Scripts, Inc.*                          700                     32,732
Henry Schein, Inc.*                             400                     14,812
ICON - PLC*                                     500                     14,905
Johnson & Johnson                               300                     17,730
Matria Healthcare, Inc.*                        600                     20,778
PolyMedica Corp.*                            15,000                    249,000
QuadraMed Corp.*                            162,125                  1,369,956
The TriZetto Group, Inc.*                    20,000                    262,400
Tyco International Ltd.                         200                     11,780
VISX, Inc.*                                     900                     11,925
Zimmer Holdings, Inc.*                          400                     12,216

OTHER - 0.2%                                                            52,962
                                                                   -----------
Bally Total Fitness Holding Corp.*            1,200                     25,872
Wolverine World Wide, Inc.                    1,800                     27,090

PHARMACEUTICALS - 1.0%                                                 217,318
                                                                   -----------
American Home Products Corp.                    400                     24,544
Baxter International, Inc.                      200                     10,726
Bentley Pharmaceuticals, Inc.*                1,400                     14,266
Bradley Pharmaceuticals, Inc.*                1,100                     22,825
Bristol-Myers Squibb Company                    400                     20,400
Forest Laboratories, Inc.*                      300                     24,585
GlaxoSmithKline - PLC*                          400                     19,928
Hollis-Eden Pharmaceuticals, Inc.*            2,100                     21,294
Merck & Co., Inc.                               300                     17,640
Mylan Laboratories, Inc.                        300                     11,250
Pfizer, Inc.                                    300                     11,955
Schering-Plough Corp.                           500                     17,905

CASH EQUIVALENTS - 4.3%                                              1,051,862
                                                                   -----------
First American Treasury Obligations Fund
(Cost $253,971)                             253,971                    253,971
Firstar Bank Demand Note, 1.68%                                        797,891
(Cost $797,891)

TOTAL INVESTMENT SECURITIES - 101.3%                                24,681,943
(cost $28,725,096)

Liabilities, in excess of Other Assets (1.3)%                         (307,935)

NET ASSETS - 100.0%                                                $24,374,008
                                                                   =============
* Non-income producing

See accompanying notes to the financial statements.



                                                            TECHNOLOGY PLUS FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                Shares                     Value
--------------------------------------------------------------------------------
COMMON STOCKS - 97.0%                                              $   564,678
--------------------------------------------------------------------------------
(Cost $599,446)

BIOTECHNOLOGY - 11.0%                                                   64,426
                                                                   -----------
Affymetrix, Inc. *                              900                     33,975
Bio-Technology General Corp. *                3,700                     30,451

COMMUNICATIONS - 9.4%                                                   55,449
                                                                   -----------
Ciena Corp.*                                  1,700                     24,327
Scientific-Atlanta, Inc.                      1,300                     31,122

COMPUTER PROGRAMMING - 10.3%                                            60,377
                                                                   -----------
Kronos, Inc. *                                  650                     31,447
Sungard Data Systems, Inc.*                   1,000                     28,930

COMPUTERS / STORAGE SYSTEMS - 9.0%                                      52,728
                                                                   -----------
Cognizant Tech Solutions Corp.*                 600                     24,588
EMC Corp. *                                   1,000                     13,440
McDATA Corp. *                                  600                     14,700

DRUGS - 12.8%                                                           75,160
                                                                   -----------
Amylin Pharmaceuticals, Inc. *                4,100                     37,474
Bone Care International, Inc. *               2,200                     37,686

ELECTRONICS - 14.9%                                                     87,670
                                                                   -----------
Agilent Technologies, Inc. *                  1,100                     31,361
Mentor Graphics Corp.*                        1,100                     25,927
Technitrol, Inc.                              1,100                     30,382

ENERGY - 5.5%                                                           32,527
                                                                   -----------
Ballard Power Systems, Inc. *                 1,100                     32,527

MANUFACTURING - 4.6%                                                    27,056
Honeywell International, Inc.                   800                     27,056

SEMICONDUCTORS - 14.3%                                                  84,385
                                                                   -----------
Applied Materials, Inc. *                       600                     24,060
Catalyst Semiconductor, Inc. *               12,100                     33,880
White Electronic Designs Corp. *              4,300                     26,445

MEDICAL - 4.2%                                                          24,900
                                                                   -----------
PolyMedica Corp. *                            1,500                     24,900

CASH EQUIVALENTS - 8.3%                                                 48,717
                                                                   -----------
First American Treasury Obligations Fund
(Cost $1,644)                                 1,644                      1,644

Firstar Bank Demand Note 1.18%
(Cost $47,073)                                                         47, 073

TOTAL INVESTMENT SECURITIES - 104.3%                                   613,395
(Cost $648,163)

Liabilities in excess of other assets - (4.3)%                         (24,989)
                                                                   ------------
NET ASSETS - 100.0%                                                   $588,406
                                                                   ============
* Non-income producing

See accompanying notes to the financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
DECEMBER 31, 2001

--------------------------------------------------------------------------------
Security Description                            Shares                     Value
--------------------------------------------------------------------------------
Amazon.com, Inc.                              1,000                       10,820
Charter Communications, Inc.                    800                       13,144
Computer Associates, Inc.                       400                       13,796
Falconstor Software, Inc.                     1,400                       12,684
Idexx Laboratories, Inc.                        400                       11,404
Nextel Partners, Inc. - Class A               1,300                       15,600
Novellus Systems, Inc.                          300                       11,835
Peregrine Systems, Inc.                         900                       13,347
Plantronics, Inc.                               500                       12,820
Priceline.Com, Inc.                           2,000                       11,640
Rambus, Inc.                                  1,600                       12,784
Research Frontiers, Inc.                        400                        6,704
ViroPharma, Inc.                                600                       13,770
                                                                     -----------
Total Securities Sold Short (Proceeds $157,966)                         $160,348
                                                                     ===========

See accompanying notes to the financial statements.

                                                       MEDICAL SPECIALISTS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)


ASSETS
Investment securities:
      At acquisition cost                                         $28,725,096
                                                                  ===========
      At market value (Note 2)                                    $24,681,943
Interest and dividends receivable                                       2,063
Receivable for capital shares sold                                     61,912
                                                                  -----------
      TOTAL ASSETS                                                 24,745,918
                                                                  -----------
LIABILITIES
      Payable for capital shares redeemed                              32,916
      Payable for portfolio investments purchased                     287,007
      Accrued expenses and other liabilities                           51,987
                                                                  -----------
      TOTAL LIABILITIES                                               371,910
                                                                  -----------
NET ASSETS                                                        $24,374,008
                                                                  ===========
Net assets consist of:
Paid in capital                                                   $29,008,819
Accumulated net realized loss from security transactions             (591,658)
Net unrealized depreciation of investments                         (4,043,153)
                                                                  ------------
NET ASSETS                                                        $24,374,008
                                                                  ===========

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                        1,875,402
                                                                  ===========
Net asset value, offering price and redemption
  price per share (Note 2)                                             $13.00
                                                                  ===========

See accompanying notes to financial statements


                                                            TECHNOLOGY PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)


ASSETS
Investment securities:
      At acquisition cost                                          $   648,163
                                                                   ===========
      At market value (Note 2)                                     $   613,395
Deposit with brokers for securities sold short                         136,178
Receivable for capital shares sold                                      35,000
Interest and dividends receivable                                           60
                                                                   -----------
      TOTAL ASSETS                                                     784,633
                                                                   -----------
LIABILITIES
Securities sold short
      Proceeds                                                         157,966
                                                                   ===========
      At market value                                                  160,348
      Accrued expenses and other liabilities                               879
                                                                   -----------
      TOTAL LIABILITIES                                                161,227
                                                                   -----------
NET ASSETS                                                         $   623,406
                                                                   ===========
Net assets consist of:
Paid in capital                                                    $   696,458
Accumulated net realized loss from security transactions               (35,902)
Net unrealized depreciation of investments                             (37,150)
                                                                   ------------
NET ASSETS                                                         $   623,406
                                                                   ===========

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                            65,872
                                                                   ===========
Net asset value, offering price and redemption
  price per share (Note 2)                                              $ 9.46
                                                                   ===========

See accompanying notes to financial statements


                                                        MEDICAL SPECIALISTS FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)


INVESTMENT INCOME
      Interest                                                     $     7,671
      Dividends                                                          1,823
                                                                   -----------
      TOTAL INVESTMENT INCOME                                      $     9,494
                                                                   -----------
EXPENSES
      Investment advisory fees (Note 4)                                162,905
      Administrative fees (Notes 4)                                     48,872
                                                                   -----------
      TOTAL EXPENSES                                                   211,777
                                                                   -----------
NET INVESTMENT LOSS                                                   (202,283)
                                                                   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
      Net realized loss from transactions:
          Long transactions                                         (1,250,634)
      Net change in unrealized appreciation of:
          Investments                                                1,643,592
                                                                   -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       392,958
                                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $   190,675
                                                                   ===========

See accompanying notes to financial statments


                                                            TECHNOLOGY PLUS FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)


INVESTMENT INCOME
      Interest                                                     $       102
      Dividends                                                             49
                                                                   -----------
      TOTAL INVESTMENT INCOME                                      $       151
                                                                   -----------
EXPENSES
      Investment advisory fees (Note 4)                                  2,420
      Administrative fees (Notes 4)                                        726
                                                                   -----------
      TOTAL EXPENSES                                                     3,146
                                                                   -----------
NET INVESTMENT LOSS                                                     (2,995)
                                                                   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
      Net realized gain (loss) from transactions:
          Long transactions                                            (43,038)
          Short transactions                                             5,760
      Net change in unrealized appreciation (depreciation) of:
          Investments                                                    9,294
          Short positions                                               (8,941)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       (36,925)
                                                                   -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $   (39,920)
                                                                   ============

See accompanying notes to financial statments

                                                        MEDICAL SPECIALISTS FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 2001 and June 30, 2001


                                               Six Months     Year
                                                 Ended       Ended
                                               12/31/01     6/30/01
FROM OPERATIONS:
     Net investment loss                      $ (202,283) $ (596,583)
     Net realized gain (loss) from
         investments sold
                                              (1,250,634)    895,322
     Net change in unrealized appreciation
         (depreciation) on investments
                                               1,643,592 (10,350,714)
                                              ------------------------

Net increase (decrease) in net assets
     resulting from operations                   190,675 (10,051,975)
                                              ------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                        -           -
     From realized gains                               -    (433,985)
                                              ------------------------
Decrease in net assets from distributions
     to shareholders                                   -    (433,985)
                                              ------------------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                 3,965,145   5,994,261
     Net asset value of shares issued to
           shareholders in reinvestment
           of distributions                                  417,041
     Payments of shares redeemed              (4,786,759)(17,805,382)
                                              ------------------------
Net increase (decrease) in net assets
     from capital share transactions            (821,614)(11,394,080)
                                              ------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS         (630,939)(21,880,040)

NET ASSETS:
     Beginning of period                      25,004,947  46,884,987
                                              ------------------------
     End of period                           $24,374,008 $25,004,947
                                              ========================

Capital Share Activity
Shares sold                                      319,085     378,663

Shares issued in reinvestment of
     distributions to shareholders                     -      29,431
Shares redeemed                                 (408,438) (1,230,746)
                                              ------------------------
Net increase (decrease) in shares
     outstanding                                 (89,353)   (822,652)
Shares outstanding, beginning of period        1,964,755   2,787,407
                                              ------------------------
Shares outstanding, end of period              1,875,402   1,964,755
                                              ========================


                                                            TECHNOLOGY PLUS FUND

STATEMENT IF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND JUNE 30, 2001

                                              Six Months    Period
                                                Ended       Ended
                                              12/31/01     6/30/01(a
FROM OPERATIONS:
     Net investment loss                       $ (2,995)   $ (1,376)
     Net realized gain (loss) from
         investments sold and securities
         sold short                            $(37,278)       8,499
     Net change in unrealized appreciation
         (depreciation) on investments
         and short positions                   $    353      (37,503)
                                              ----------------------

Net increase (decrease) in net assets
     resulting from operations                  (39,920)     (30,380)
                                              ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                       -           -
     From realized gains                         (7,123)          -
                                              ----------------------
Decrease in net assets from distributions
     to shareholders                             (7,123)          -
                                              ----------------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                  465,134     757,002
     Net asset value of shares issued to
           shareholders in reinvestment
           of distributions                       6,928           -
     Payments of shares redeemed               (184,111)   (344,124)
                                              ----------------------
Net increase (decrease) in net assets
     from capital share transactions            287,951     412,878
                                              ----------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS         240,908     382,498

NET ASSETS:
     Beginning of period                        382,498           -
                                              ----------------------
     End of period                            $ 623,406   $ 382,498
                                              ======================

Capital Share Activity
Shares sold                                      49,412      71,028

Shares issued in reinvestment of
     distributions to shareholders                  730           -
Shares redeemed                                 (20,609)    (34,689)
                                              ----------------------
Net increase (decrease) in shares
     outstanding                                 29,533      36,339
Shares outstanding, beginning of period          36,339           -
Shares outstanding, end of period                65,872      36,339
                                              ======================



                                                        MEDICAL SPECIALISTS FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                               Six Months    Year     Six Months
                                                 Ended       Ended      Ended
                                               12/31/01    6/30/01(d)  6/30/00

Net asset value at beginning of period         $12.73      $16.82     $14.17
                                              ---------------------------------

Income from Investment Operations:
     Net investment income (loss)               (0.13)      (0.30)     (0.10)
     Net realized and unrealized gain
     (loss) on investments                       0.40       (3.60)      2.75
                                              --------------------------------
Total from investment operations                 0.27       (3.90)      2.65
                                              --------------------------------

Less distributions from:
     Realized gains                            -            (0.19)    -
                                              --------------------------------
Total distributions                            -            (0.19)    -
                                              --------------------------------

Net asset value at end of period               $13.00      $12.73     $16.82
                                              ================================

Total Return                                  2.12%(b)    (23.31%)  18.70%(b)
                                              ================================

Net assets at end of period (millions)          $24.4       $25.0      $46.9

Ratio of expenses to average net assets:      1.95%(c)      1.95%    1.95%(c)
Ratio of net investment income (loss) to
   average net assets:                          (1.86)%(c)  (1.78)%    (1.32)%
Portfolio turnover rate                           10%         27%        19%

(a)  Not annualized
(c)  annualized
(d) Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 from December 31.

               See accompanying notes to the financial statments.


                                                        MEDICAL SPECIALISTS FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                          Year      Year     Period
                                          Ended     Ended     Ended
                                        12/31/99  12/31/98      12/31/97(a)

Net asset value at beginning of period      $9.66    $10.12    $10.00
                                            -------------------------

Income from Investment Operations:
     Net investment income (loss)           (0.06)    (0.10)     0.01
     Net realized and unrealized gain
     (loss) on investments                   5.05     (0.36)     0.11
                                            -------------------------
Total from investment operations             4.99     (0.46)     0.12
                                            -------------------------

Less distributions from:
     Realized gains                         (0.48)    -         -
                                            -------------------------
Total distributions                         (0.48)    -         -
                                            -------------------------


Net asset value at end of period           $14.17     $9.66    $10.12
                                           ==========================

Total Return                                52.13%    (4.55%)    1.20%(b)
                                           ===============================

Net assets at end of period (millions)    $16.6      $4.5       $2.4

Ratio of expenses to average net assets:    1.77%     1.95%      1.81%(c)
Ratio of net investment income (loss) to
   average net assets:                     (0.91)%   (1.33)%    1.75%(c)
Portfolio turnover rate                       71%      160%        0%

(a) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997
(b)  Not annualized
(c)  Annualized
(d) Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 from December 31.

See accompanying notes to the financial statements

                                                            TECHNOLOGY PLUS FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                   Six Months        Period
                                                     Ended           Ended
                                                   12/31/01        6/30/01 (a)

Net asset value at beginning of period               $10.53         $10.00
                                            ------------------------------------
Income from Investment Operations:
     Net investment income (loss)                     (0.03)         (0.04)
     Net realized and unrealized gain
     (loss) on investments                            (0.90)          0.57
                                            ------------------------------------
Total from investment operations                      (0.93)          0.53

Less distributions from:
     Realized gains                                   (0.14)             -
                                            ------------------------------------
Total distributions                                   (0.14)             -


Net asset value at end of period                      $9.46         $10.53
                                            ====================================

Total Return                                          (8.87)%(b)      5.30%(b)
                                            ====================================

Net assets at end of period (millions)                 $0.6          $0.4

Ratio of expenses to average net assets:                1.95% (c)     1.95% (c)
Ratio of net investment income (loss) to
   average net assets:                                 (1.84)% (c)   (0.77)% (c)
Portfolio turnover rate                                   38%           25 %


(a) Represents the period from the commencement of operations (December 29, 2000) through June 30, 2001
(b)  Not annualized
(c)  Annualized

See accompanying notes to the financial statements.


FINANCIAL NOTES

1.   Organization

The Medical Specialists Fund and The Technology Plus Fund (the "Funds") are each a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on December 14, 1999. The Medical Specialists Fund, formerly a series of the Firsthand Funds, commenced operations on December 10, 1997 and became a series of Marketocracy Funds on July 14, 2000. The Technology Plus Fund commenced operations on December 29, 2000. The objective of each fund is as follows:

The Medical Specialists Fund seeks long-term growth of capital by investing primarily in securities of companies in the health and biotechnology fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The Technology Plus Fund seeks capital appreciation by investing in common stocks of technology-related companies of any size, primarily in the U.S. As an added "plus", the Fund may sell securities short to reduce market risks and improve long term returns.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Funds in preparing their financial statements:

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation
Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price, prior to the close of the New York Stock Exchange (NYSE) on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price prior to the close of the NYSE on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures under the general supervision of the Board of Trustees of the Trust.

Share Valuation
The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities (including estimated and accrued expenses), by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, generally are declared and paid at least annually.

Federal Income Taxes
The Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year substantially all of its net investment income (earned during the calendar year) and substantially all of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of June 30, 2001, the Medical Specialists Fund realized capital losses of $51,208 during the period from November 1, 2000 through June 30, 2001, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2002.

Short Sales
The Technology Plus Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells securities short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Technology Plus Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Technology Plus Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. For the six months ended December 31, 2001, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $4,364 and $119,054, respectively.

Other
Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.   Investment Transactions

The aggregate purchases and sales of securities (excluding short-term investments and short positions) for the six months ended December 31, 2001 are summarized below:
                                            Medical Technology
                                      Specialists             Plus
                                         Fund                 Fund

Purchases                              $2,195,398           $328,011
--------------------------------------------------------------------------------
Sales                                  $3,777,465            $91,457

There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                            Medical Technology
                                      Specialists             Plus
                                          Fund                Fund

Unrealized appreciation                $4,364,365            $59,515
Unrealized depreciation              ($8,407,533)           ($96,665)
--------------------------------------------------------------------------------
Net unrealized appreciation
     (depreciation) on investments   ($4,043,168)           ($37,150)

At December 31, 2001, the cost of investments for federal income tax purposes, excluding short positions, was $28,725,096, and $648,163, respectively, for the Medical Specialists Fund and Technology Plus Fund. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

4.   Investment Advisory and Administration Agreements

Advisory Fees - The investment adviser for The Medical Specialists Fund is Ingenuity Capital Management LLC (ICM). The investment adviser for The Technology Plus Fund is Marketocracy Capital Management LLC (MCM). For ease, both advisers are referred to as the "Advisers". Each Fund's investments are managed by the Advisers pursuant to the terms of the Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisers furnish advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The
Advisers are responsible for (1) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Advisers personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Advisers under the Advisory Agreements, the Advisers received from the respective Funds' management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreements require the Advisers to waive their management fees and, if necessary, reimburse expenses of a Fund to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. From the management fees received, Marketocracy Capital Management LLC pays the subadviser to the Technology Plus Fund, Skye Investment Advisors LLC.

Administration Fees - The Trust has entered into separate contracts with ICM and MCM (the "Administrators") wherein the Administrators are responsible for providing administrative and supervisory services to the Funds (the "Administration Agreements"). Under the Administration Agreements, the Administrators oversee the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Administrators also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreements, the Administrators are responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Administrators have also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and nonrecurring expenses.

For the services rendered by the Administrators under the Administration Agreements, the Administrators receive a fee at the annual rate of 0.45% of the respective Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Administrators have retained U.S. Bancorp Fund Services, LLC (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Funds, and to assist the Administrators in providing executive, administrative and regulatory services to the Funds. The Advisers (not the Funds) pay the Transfer Agent's fees for these services.



FAST FACTS
MEDICAL SPECIALISTS FUND


Ticker Symbol = MSFQX

TECHONOLOGY PLUS FUND
Ticker Symbol = TPFQX

MASTERS 100 FUND
Ticker Symbol = MOFQX


This report and the financial statemnt s contained in it are provided for the general information of the shareholder of the Marketocracy Funds. This report is not intended for distribution to prospective investors in the Funds. To obtain a prospectus containing more complete information about the Funds, including fees and expenses, please call us at 888-884-8482, or visit funds.marketocracy.com

Please read it carefully before you invest or send money.


INVESTMENT ADVISER
Marketocracy Capital Management. LLC
881 Fremont Street - Suite B2
Los Altos, CA 94024

TRANSFER AGENT/ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll-Free) 1-888-884-8482

DISTRIBUTOR
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530